QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CORNELL COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CORNELL COMPANIES, INC.
1700 West Loop South, Suite 1500
Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Thursday, June 18, 2009

To Our Shareholders:

        The annual meeting of Shareholders (the "Annual Meeting") of Cornell Companies, Inc. (the "Company") will be held at the executive offices of the Company located at 1700 West Loop South, Suite 1500, Houston, Texas 77027, at 9:00 a.m., Central Time, on Thursday, June 18, 2009. At the Annual Meeting, Shareholders will consider and vote on the following proposals:

  1.
  Election of nine directors to the Board of Directors of the Company;

  2.
  Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009;

  3.
  Amendments to the Company's 2006 Equity Incentive Plan and reapproval of performance goals that may apply to awards under the plan;

  4.
  Amendments to the Company's 2000 Director Stock Plan;

  5.
  A shareholder proposal that the Company provide semi-annual reports to shareholders regarding the Company's political contributions and trade association dues, which is OPPOSED by the Board of Directors; and

  6.
  Any other matters that may properly come before the Annual Meeting, or any adjournments or postponements thereof.

        We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their Shareholders over the Internet.

        Your vote is important. You may vote your shares via a toll-free telephone number or over the Internet. If you elected to receive a paper copy of the proxy card by mail, you may vote by completing, signing and returning the proxy card in the accompanying postage-paid envelope. Please refer to the proxy card and the accompanying Proxy Statement for additional information regarding your voting options. Even if you plan to attend the Annual Meeting, we urge you to vote your shares as soon as possible.

        Shareholders of record at the close of business on April 27, 2009 will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournments or postponements thereof.

By Order of the Board of Directors
Cathryn L. Porter Senior Vice President, General Counsel and Corporate Secretary
Houston, Texas May 8, 2009

CORNELL COMPANIES, INC.
1700 West Loop South, Suite 1500
Houston, Texas 77027

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, JUNE 18, 2009

ABOUT THE MEETING

  Information About this Proxy Statement.

        Why you received this proxy statement.    You have received these proxy materials because our Board of Directors, which we refer to as the Board, is soliciting your proxy to vote your shares at the 2009 Annual Meeting of Shareholders of Cornell Companies, Inc. to be held at 9:00 a.m. Central Time at the Company's headquarters, 1700 West Loop South, Suite 1500, Houston, Texas 77027, on Thursday, June 18, 2009, or any adjournments or postponements thereof. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and that is designed to assist you in voting your shares. On or about May 8, 2009, we will begin to mail to our Shareholders of record as of the close of business on April 27, 2009, a notice containing instructions on how to access this proxy statement and our annual report online.

        Notice of Electronic Availability of Proxy Statement and Annual Report.    As permitted by SEC rules, we are making this proxy statement and our annual report available to our Shareholders electronically via the Internet. The notice of electronic availability contains instructions on how to access this proxy statement and our annual report and vote online. If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The notice also instructs you on how you may submit your proxy over the Internet or by telephone. If you received a notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the notice.

        Who Can Vote—Record Date.    The record date for determining Shareholders entitled to vote at the annual meeting is April 27, 2009. Each of the approximately 14,915,751 shares of the Company's common stock issued and outstanding on that date is entitled to one vote at the Annual Meeting.

        How to Vote—Proxy Instructions.    If you received a notice of electronic availability, you cannot vote your shares by filling out and returning the notice. The notice, however, provides instructions on how to vote by Internet, by telephone or by requesting and returning a paper proxy card or voting instruction card.

        If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from your broker, nominee or trustee that holds your shares, giving you the right to vote the shares at the meeting.

        Whether you hold shares directly as a registered shareholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your broker, nominee or trustee. In most cases, you will be able to do this by telephone, by using the Internet or by mail if you received a printed set of the proxy materials.

        By Telephone or Internet—If you have telephone or Internet access, you may submit your proxy by following the instructions provided in the notice of electronic availability, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials, and on your proxy card or voting instruction card.

        By Mail—If you received printed proxy materials, you may submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your broker, nominee or trustee, and mailing it in the enclosed envelope.

        The telephone and Internet voting procedures have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. The deadline for voting by telephone or via the Internet is 1:00 a.m. Central Time on June 18, 2009. If you wish to vote using the proxy card, complete, sign, and date your proxy card and return it to us before the meeting.

        Whether you vote by telephone, over the Internet or by mail, you may specify whether your shares should be voted for all, some or none of the nominees for Director (Proposal 1): whether you approve, disapprove or abstain from voting on the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2009 (Proposal 2); whether you approve, disapprove, or abstain from voting on the amendments to the 2006 Long Term Incentive Plan and reapproval of performance goals that may apply to awards under the plan (Proposal 3); whether you approve, disapprove or abstain from voting on the amendments to the 2000 Director Stock Plan (Proposal 4); and whether you approve, disapprove or abstain from voting on the Shareholder proposal, if properly presented at the meeting (Proposal 5).

        When a properly executed proxy is received, the shares represented thereby will be voted by the persons named as the proxy according to each Shareholder's directions.

        If the proxy is properly executed but you do not specify how you want to vote your shares on your proxy card or voting instruction card, or voting by telephone or over the Internet, we will vote them "For" the election of all nominees for Director as set forth under "Proposal 1—Election of Directors" below, "For" Proposals 2 through 4 and "Against" Proposal 5, and otherwise at the discretion of the persons named in the proxy card.

        Revocation of Proxies.    If you are a shareholder of record, you may revoke your proxy at any time before it is exercised in any of three ways:

  (1)
  by submitting written notice of revocation to our Corporate Secretary;

  (2)
  by submitting another proxy by telephone, via the Internet or by mail that is later dated and, if by mail, that is properly signed; or

  (3)
  by voting in person at the meeting.

        If your shares are held in street name, you must contact your broker, nominee or trustee to revoke and vote your proxy.

        Quorum.    A quorum of Shareholders is necessary to hold a valid meeting. A quorum will exist if the holders representing a majority of the votes entitled to be cast by the Shareholders at the annual meeting are present, in person or by proxy. Broker "non-votes" and abstentions are counted as present at the Annual Meeting for purposes of determining whether a quorum exists.

  Required Vote.

  Vote Required for Director Elections

        Our Board has adopted a Majority Election of Directors Policy which applies to the election of Directors in uncontested elections. Because the Company did not receive advance notice under its Bylaws of any shareholder nominees for directors, the 2009 election of Directors is an uncontested election. To be elected in an uncontested election, a Director nominee must receive more "For" votes than "Withhold" votes. Abstentions will have no effect on the election of Directors since only votes "For" or "Withhold" a nominee will be counted. Under this policy, any nominee for Director who receives a greater number of votes "Withheld" from his or her election than votes "For" such election is required to offer his or her resignation following certification of the Shareholder vote. Our Board's Corporate Governance Committee would then consider the offer of resignation and make a recommendation to our independent Directors as to the action to be taken with respect to the offer. This Policy does not apply in contested elections. For more information about this Policy, see "Corporate Governance—Majority Election of Directors Policy."

        Under Delaware law, a nominee who receives a plurality of the votes cast at the Annual Meeting will be elected as a Director (subject to the Majority Election of Directors Policy described above). The "plurality" standard means the nominees who receive the largest number of "For" votes cast are elected as Directors. Thus, the number of shares not voted for the election of a nominee (and the number of "Withhold" votes with respect to a nominee) will not affect whether that nominee has received the necessary votes for election under Delaware law. However, the number of withheld votes with respect to a nominee will affect whether or not our Majority Election of Directors Policy will apply to that individual.

  Vote Required for Other Proposals

        With respect to each of the proposals other than the election of directors (i.e., Proposals 2 through 5), Shareholders may vote in favor of the proposal or against the proposal, or abstain from voting. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required under Delaware law for approval of Proposals 2 through 5. In addition to the Delaware requirements, the New York Stock Exchange ("NYSE") rules require approval by a majority of votes cast on Proposals 3 and 4, provided that the total votes cast on those proposals must represent over 50% in interest of all securities entitled to vote on the proposals.

        A Shareholder who signs and submits a ballot or proxy is "present," so an abstention will have the same effect as a vote against Proposals 2 through 5.

        Under the rules of the NYSE, if your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors and Proposal 2, even if it does not receive voting instructions from you. Proposals 3 through 5 are "non-discretionary," meaning that brokers who hold shares for the accounts of their clients and who have not received instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at the Annual Meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorum at the Annual Meeting but are not considered "present" for purposes of voting on the non-discretionary items. Because broker non-votes are not counted as votes cast under the NYSE approval requirements, they could have an impact on satisfaction of the NYSE requirement that the total votes cast on Proposals 3 and 4 represent over 50% in interest of all securities entitled to vote on those proposals. Therefore, if your broker holds your shares in its name, you are urged to provide your broker with voting instructions.

        Other Business.    We do not intend to bring any business before the Annual Meeting other than that set forth in the Notice of the Annual Meeting and described in this proxy statement. However, if any other business should properly come before the meeting, the persons named in the proxy card intend to vote in accordance with their best judgment on such business and on any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

        Costs.    We pay for the preparation, mailing and distribution of the Notice of the Annual Meeting, the proxy statement, the Annual Report and the notice of internet availability of the proxy statement and annual report, except for any expenses for internet access incurred by you if you choose to access the proxy materials or vote over the internet. We have also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for forwarding proxy-soliciting materials to the beneficial owners of the Company's common stock at our expense. In addition to solicitation by mail, solicitation of proxies may be made by personal interview, special letter, telephone or telecopy by our directors, officers and key employees on a voluntary basis without compensation. We will bear the cost of soliciting proxies on our behalf.

        Directions to Annual Meeting.    To obtain directions to attend the Annual Meeting and vote in person, please contact us at (713) 623-0790.

 SECURITY OWNERSHIP

        More than Five Percent Holders.    The following table shows, as of April 15, 2009, each person who, to our knowledge based upon their most recent filings or correspondence with the SEC, beneficially owns more than 5% of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage (1)
Wynnefield Capital Inc.(2) 450 Seventh Avenue, Suite 509 New York, NY 10004	2,548,919	17.09%
Dimensional Fund Advisors LP(3) Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,149,309	7.71%
Bank of New York Mellon Corporation(4) One Wall Street, 31st Floor New York, New York 10286	921,068	6.18%
Bank of America Corporation(5) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	748,385	5.02%

(1)
The percentages in this column are based on 14,913,951 shares outstanding as of April 15, 2009.

(2)
Based solely upon information provided in a Schedule 13D/A filed jointly with the SEC on March 11, 2009 by Wynnefield Partners Small Cap Value, L.P. ("Wynnefield Partners"); Wynnefield Small Cap Value Offshore Fund, Ltd. ("Wynnefield Offshore"); Wynnefield Partners Small Cap Value L.P. I ("Wynnefield I"); Channel Partnership II, L.P. ("Channel"); Wynnefield Capital Management, LLC ("Wynnefield Management"); Wynnefield Capital, Inc. ("Wynnefield Capital"); Nelson Obus; and Joshua Landes (collectively with Wynnefield Partners, Wynnefield Offshore, Wynnefield I, Channel, Wynnefield Management, Wynnefield Capital and Mr. Obus, the "Wynnefield Reporting Persons"), the Wynnefield Reporting Persons beneficially owned 2,548,919 shares of Common Stock. Based solely upon such information (a) Wynnefield Partners has sole voting and dispositive power over 696,200 shares, (b) Wynnefield Offshore has sole voting and dispositive power over 897,600 shares, (c) Wynnefield I has sole voting and dispositive power over 924,319 shares, (d) Channel has sole voting and dispositive power over 30,800 shares, (e) Wynnefield Management has sole voting and dispositive power over 1,620,519 shares, (f) Wynnefield Capital has sole voting and dispositive power over 897,600 shares, (g) Nelson Obus has sole voting and dispositive power over 30,800 shares and shared voting and dispositive power over 2,518,119 shares, and (h) Joshua Landes has shared voting and dispositive power over 2,518,119 shares.

(3)
Based solely upon information set forth in a Schedule 13G/A filed with the SEC on February 9, 2009 by Dimensional Fund Advisors LP ("Dimensional"), Dimensional has sole voting power with respect to 1,129,478 shares of common stock and sole dispositive power with respect to 1,149,309 shares. In its capacity as investment advisor and manager, Dimensional is deemed to beneficially own the shares held by its clients. Dimensional disclaims beneficial ownership of such securities.

(4)
Based solely upon information set forth in a Schedule 13G filed with the SEC on February 17, 2009, The Bank of New York Mellon Corporation has sole voting power over 786,964 shares and sole power to dispose of 921,068 shares. The shares reported are beneficially owned by The Bank of New York Mellon and the following direct or indirect subsidiaries of The Bank of New York Mellon Corporation, in their various fiduciary capacities: (A) the following entities classified as Banks: The Bank of New York Mellon; (B) the following entities classified as Investment Advisors: The Boston Company Asset Management LLC, The Dreyfus Corporation (parent holding company of MBSC Securities Corporation), Founders Asset Management LLC, MBSC Securities Corporation (parent holding company of Founders Asset Management LLC) and Mellon Capital Management Corporation; and (C) the following entities classified as Parent Holding Companies: The Bank of New York Mellon Corporation, MAM (MA) Holding Trust (parent holding company of Franklin Portfolio Associates LLC; Standish Mellon Asset Management Company LLC; The Boston Company Asset Management LLC) and MBC Investments Corporation (parent holding company of Mellon Capital Management Corporation; Neptune LLC). The Bank of New York Mellon Corporation states that the filing of the Schedule 13G shall not be construed as an admission that The Bank of New York Mellon Corporation, or its direct or indirect subsidiaries, including the Bank of New York and Mellon Bank, N.A., are for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, the beneficial owners of any securities covered by the Schedule 13G.

(5)
Based solely upon information set forth in a Schedule 13G filed jointly with the SEC on February 11, 2009 by Bank of America Corporation who has shared voting power over 576,385 shares and shared dispositive power over 748,385 shares, NB Holdings Corporation who has shared voting power over 576,385 shares and shared dispositive power over 748,385 shares, BAC North America Holding Company who has shared voting power over 576,385 shares and shared dispositive power over 748,385 shares, BANA Holding Corporation who has shared voting power over 576,385 shares and shared dispositive power over 748,385 shares, Bank of America, NA who has sole voting power and sole dispositive power over 6,537 shares, shared voting power over 569,848 shares and shared dispositive power over 741,848 shares, Columbia Management Group, LLC who has shared voting power over 569,848 shares and shared dispositive power over 741,848 shares and Columbia Management Advisors, LLC who has shared voting power over 569,848 shares and shared dispositive power over 741,848 shares.

        Officer and Director Stock Ownership.    The following table shows the number of shares of Company common stock beneficially owned as of April 15, 2009, by each Director, each executive officer named in the Summary Compensation Table and all Directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage (2)
Max Batzer(3)	27,040	*
Anthony R. Chase	46,366	*
Richard Crane	31,129	*
Zachary R. George(4)	114,371	*
Todd Goodwin	52,658	*
James E. Hyman	365,926	2.44%
Andrew R. Jones(5)	762,384	5.11%
Alfred J. Moran, Jr.	23,918	*
D. Stephen Slack	43,645	*
John R. Nieser	116,866	*
Patrick N. Perrin(6)	112,325	*
William E. Turcotte(7)	973	*
All directors, nominees and executive officers as a group (12 persons)	1,697,601	11.36%

*
Less than 1.0%.

  (1)
  Includes (i) shares of common stock issuable upon the exercise of stock options exercisable within 60 days (18,750 for Mr. Batzer, 36,850 for Mr. Chase, 23,750 for Mr. Crane, 31,250 for Mr. George, 31,250 for Mr. Goodwin, 70,000 for Mr. Hyman, 18,750 for Mr. Jones, 18,750 for Mr. Moran, 58,900 for Mr. Nieser, 37,730 for Mr. Perrin, 21,250 for Mr. Slack and 367,230 for all the above as a group), and (ii) unvested restricted shares held by Mr. Hyman (240,500), Mr. Nieser (50,500), Mr. Perrin (26,750) and 317,750 for all the above as a group.

  (2)
  The percentages in this column are based on 14,913,951 shares outstanding as of April 15, 2009. In addition, pursuant to SEC rules, shares of the Company's common stock that an individual owner has a right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the ownership of that owner and for the purpose of computing the ownership of all directors and executive officers as a group, but are not deemed outstanding for the purpose of computing the ownership of any other owner.

  (3)
  Mr. Batzer is a Portfolio Manager of Wynnefield Capital, Inc. See Footnote 2 to the table of More than Five Percent Holders.

  (4)
  Mr. George is a member and Portfolio Manager of FrontFour Capital Group, LLC ("FrontFour"). These holdings include 71,665 shares reported in FrontFour's most recent Form 4 report filed June 13, 2008. Based upon such report (i) the securities beneficially owned by FrontFour are held directly by FrontFour Master Fund, Ltd. (the "Master Fund") and Distressed Securities & Special Situations-1 a series of Underlying Funds Trust (collectively with the Master Fund, the "Funds") which are advised and sub-advised, respectively, by FrontFour, (ii) FrontFour is deemed to be the indirect beneficial owner of the securities reported therein by reason of its position as investment adviser and sub-adviser of the Funds and may be deemed to hold a fractional pecuniary interest in such shares, and (iii) Mr. George may also be deemed to be the indirect beneficial owner of such securities. According to the report, both Mr. George and FrontFour disclaimed beneficial ownership of all such securities in excess of their actual pecuniary interest, if any.

  (5)
  Mr. Jones is manager of NS Advisors, LLC, which is the general partner of North Star Partners, L.P. Based solely upon a Form 4 filed with the SEC on April 9, 2009, North Star Partners, L.P., North Star Partners II, L.P.; Circle T Explorer Master Limited; NS Advisors, LLC; and Andrew R. Jones may be deemed to beneficially own 743,634 shares of common stock. According to the report, North Star Partners, L.P. beneficially owns 339,599 shares of common stock; North Star Partners II, L.P. beneficially owns 369,264 shares of common stock; Circle T Explorer Master Limited beneficially owns 26,095 shares of common stock; and Mr. Jones owns 8,676 shares of common stock.

  (6)
  Includes 2,000 shares owned by his wife, as to which Mr. Perrin disclaims beneficial ownership.

  (7)
  Mr. Turcotte resigned from the Company on December 15, 2008.

        Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Exchange Act requires the Company's directors and executive officers to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of common stock. Based solely on a review of the copies of such reports and amendments thereto furnished to the Company and written representations that no other reports were required, the Company believes that all of its directors, executive officers and beneficial owners of more than ten percent of a registered class of its equity securities during the year ended December 31, 2008 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

        Nine directors are to be elected at the Annual Meeting. The persons named as proxy holders in the accompanying proxy intend to vote each properly signed and submitted proxy FOR the election as a director of each of the persons named as a nominee below under "Nominees for Director" unless authority to vote in the election of directors is withheld on such proxy. The directors will be elected to hold office until the next annual meeting of Shareholders or until their successors are elected and qualified. If, for any reason, at the time of the election one or more of the nominees should be unable to serve, the proxy will be voted for a substitute nominee or nominees selected by the Board.

The Board of Directors unanimously recommends voting "For" all of the nominees.

Nominees for Director

        The following table sets forth the name, age and principal position of our directors as of April 15, 2009, all of whom are nominated for election. There are no family relationships between any of our officers or directors.

Name	Age	Principal Position
Max Batzer	65	Director
Anthony R. Chase	54	Lead Director
Richard Crane	62	Director
Zachary R. George	31	Director
Todd Goodwin	77	Director
James E. Hyman	49	Chairman, Chief Executive Officer & President
Andrew R. Jones	46	Director
Alfred Jay Moran, Jr.	65	Director
D. Stephen Slack	59	Director

        Max Batzer has served as a director of the Company since May 2007. Since 1999, Mr. Batzer has been with Wynnefield Capital, Inc., where he currently serves as a Portfolio Manager. From 1991 to January 1999, he was Chairman of the Board and CEO of Diagnostic Health Services. From 1981 until 1988, he was director and executive committee member of Simmons Airlines Inc., a publicly traded regional airline. From 1981 through 1991, Mr. Batzer was President of General Hide and Skin Corporation, a worldwide commodity trading organization. Mr. Batzer received his BSE from the Wharton School at the University of Pennsylvania and his MBA from the University of Arizona.

        Anthony R. Chase has been a Director of the Company since October 1999 and was appointed lead director in May 2008. Since 1991, Mr. Chase has been a Professor of Law at the University of Houston Law Center, and he is also Chairman & CEO of ChaseSource, a staffing & recruiting firm and Executive Vice President of Crest Investment Company, a private equity firm. He most recently served as Chairman & CEO of ChaseCom, a global customer relationship management firm, until its sale to AT&T Corporation in December 2007. He received his JD from Harvard Law School, his MBA from Harvard Business School and his AB from Harvard College. Mr. Chase is also a director of Western Gas Partners, L.P.

        Richard Crane has been a director of the Company since June 2005. As an attorney at law, Mr. Crane has been a sole practitioner since 1988. Mr. Crane represents individual, corporate and government clients in corrections and sentencing matters. Mr. Crane has also been a consultant in more than 30 corrections privatization projects and serves on the Practitioners' Advisory Group to the United States Sentencing Commission. From 1984 through 1987, Mr. Crane served as General Counsel for Corrections Corporation of America. Mr. Crane also previously served as Chief Legal Counsel for the Louisiana Department of Corrections and as Director of the American Correctional Association's Legal Issues Project. Mr. Crane received his JD from Louisiana State University. Mr. Crane has authored numerous articles on prison and privatization issues, including Monitoring Correctional Services Provided by Private Firms.

        Zachary R. George has been a director of the Company since June 2005. Mr. George was appointed President and CEO of IAT Air Cargo Facilities Income Fund in January 2009 and has been a Portfolio Manager and Managing Member of FrontFour Capital Group LLC, since January 2007. Prior to joining FrontFour Capital Group LLC, Mr. George was a Senior Investment Analyst of Pirate Capital LLC, covering private corrections and other industries, from 2004 to 2006. From 2002 to 2004, Mr. George worked at Mizuho Corporate Bank LTD where he served as an Officer in Portfolio Management, assisting in the management of a $50 billion domestic loan portfolio and originating credit default swap and bank debt trade recommendations. Mr. George received his JD from Brooklyn Law School.

        Todd Goodwin has been a director of the Company since June 2005. Mr. Goodwin retired in 2002 as a Partner of Gibbons, Goodwin, van Amerongen, having spent 18 years with the private equity firm. Mr. Goodwin previously served as a Managing Director of Merrill Lynch. Mr. Goodwin has served as a director on the boards of several companies, including Southwest Forest Industries, RT French Company, Rival Company, Schult Homes, Specialty Equipment, Horace Mann Education Corporation, Robert Half International, Riverwood International, Johns Manville Corporation, Ladish Company, EKCO Housewares, Merrill Lynch Institutional Fund, PW Eagle, Southampton Hospital and the Peconic Health Corporation. Mr. Goodwin is a director of Erickson Air-Crane and a Trustee of the Madison Square Boys & Girls Club. Mr. Goodwin received his AB from Harvard College.

        James E. Hyman has been the Chief Executive Officer since January 2005 and was named Chairman of the Board in February 2005 and President in June 2007. Mr. Hyman was a Senior Managing Director at FTI Palladium Partners from October 2004 to January 2005. From 2003 to 2004, Mr. Hyman was a Partner with Sandhurst Capital. From 1999 to 2002, Mr. Hyman was with Starwood Hotels and Resorts Worldwide, where he served as Executive Vice President. Prior to that time, he held senior positions with GE Capital, Sequa Corporation and McKinsey & Co., and he started his career with JP Morgan. Since 2000, Mr. Hyman has also served as Chairman of the not-for-profit Mega-Cities Project. Mr. Hyman received an MBA, with distinction, from the Harvard Business School and an AB, with honors, from the University of Chicago.

        Andrew R. Jones, CFA has been a director of the Company since March 2007. Mr. Jones is the Managing Member of NS Advisors, LLC, the general partner of North Star Partners, LP. Mr. Jones founded North Star Partners, LP in 1996 and has directed its investment activities since inception. From 1988 to 1995, Mr. Jones was a Managing Director and Analyst at Tweedy, Browne Company. From 1986 to 1988, Mr. Jones was a Securities Analyst for Glickenhaus & Company. He is a Chartered Financial Analyst and is a member of the New York Society of Securities Analysts. Mr. Jones received his MBA from the University of Chicago.

        Alfred Jay Moran, Jr.    has been a director of the Company since June 2005. Mr. Moran is Chairman and Chief Executive Officer of the Moran Group, LLC, a turnaround, value creation consulting firm that he founded in 2003. He is currently Director Administration & Regulatory Affairs, for the City of Houston. During 2005 and 2006, he served as Director and Non-Executive Chief Strategy and Restructure Officer of Strome Investment Management, LP. During 2004, he served as Chief Strategy and Restructuring Officer of Cooperheat MQS, Inc. Throughout his career, Mr. Moran has been responsible for the turnaround or value enhancement, as CEO or consultant, of over 50 companies in many industries. Prior to 2003, he was Senior Managing Director of the Value Creation Practice, as well as Principal and Member of the Executive Committee of Kibel, Green, Inc. Mr. Moran

received his MBA from Harvard Business School, his BA from the University of North Carolina, and he attended the Stanford Corporate Directors College at Stanford University.

        D. Stephen Slack has been a director of the Company since March 2003. Mr. Slack has been President and Chief Executive Officer of South Bay Resources, LLC, an energy exploration company, since March 2003. Mr. Slack was Chief Financial Officer and Principal of Andex Resources, LLC, an energy exploration and production company, from June 2000 to January 2003. From 1995 to 2000, Mr. Slack was Chief Financial Officer of Inventory Management and Distribution Company, an independent manager of natural gas storage and transportation assets. Mr. Slack previously served as Chief Financial Officer of Pogo Producing Company. Mr. Slack received his BS from the University of Southern California and his MBA from Columbia University.

Corporate Governance

        We believe that we have sound corporate governance practices, and the Corporate Governance Committee of the Board continually evaluates our practices. The Board has adopted corporate governance guidelines that address the practices of the Board. During the past year, the Board took a number of actions that we believe further improved our governance and other practices. Among the actions taken were:

  •
  the adoption of Lead Director Qualifications and Responsibility Guidelines and a Related Person Transaction Policy;

  •
  an update of our Corporate Governance Guidelines; and

  •
  an update to the charter for our Corporate Governance Committee.

        Our corporate governance guidelines specify criteria established by the listing standards of the NYSE for determining a director's independence. We also have a Policy Governing Business Conduct that applies to all directors and all employees, including the Chief Executive Officer, the Chief Financial Officer and the Principal Accounting Officer. Amendments to the Policy Governing Business Conduct and any waivers applicable to our directors or executive officers will be posted on our website at www.cornellcompanies.com under "Corporate Governance". In February 2009, we reorganized our corporate governance ethics policies and procedures, including the Policy Governing Business Conduct, to set forth a separate Code of Ethics for Senior Financial Officers that applies to the Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and other financial professionals. This separate code of ethics is designed to promote honest and ethical conduct by such individuals, proper disclosure of financial information, and compliance with applicable governmental laws, rules and regulations. Any amendments to the Code of Ethics for Senior Financial Officers and any waivers which are applicable to our Chief Executive Officer, Chief Financial Officer or Principal Accounting Officer will be posted on our website at www.cornellcompanies.com under "Corporate Governance".

        We post our current governance documents on our website at www.cornellcompanies.com under "Corporate Governance." Among the information you can find there are the following:

  •
  Corporate Governance Guidelines;

  •
  Audit Committee Charter;

  •
  Compensation Committee Charter;

  •
  Corporate Governance Committee Charter;

  •
  Policy Governing Business Conduct; and

  •
  Code of Conduct for Senior Financial Officers.

        Information contained on our website is not part of this proxy statement. You may also request this information in print by writing to our Corporate Secretary, Cornell Companies, Inc., 1700 West Loop South, Suite 1500, Houston, Texas 77027.

        We will continue to monitor our governance practices in order to maintain our high standards. Some specific governance issues are addressed below.

        Director Independence.    The Board evaluates the independence of each director in accordance with applicable laws, regulations, listing standards and our corporate governance guidelines. The director independence standards of the NYSE require a Board determination that the director has no material relationship with the listed company and has no specific relationships that preclude independence. The Board considers all relevant facts and circumstances in assessing whether a director is independent.

        The Board has carefully considered the criteria of the NYSE and our corporate governance guidelines and believes that each of Messrs. Batzer, Chase, Crane, George, Goodwin, Jones, Moran and Slack is independent. The Board has carefully considered Mr. Jones' relationship with North Star Partners, L.P., which owns approximately 4.99% of our common stock (as of April 15, 2009), and has determined that this relationship does not prevent Mr. Jones from being an independent director under NYSE rules. In addition, the Board has carefully considered Mr. Batzer's relationship with Wynnefield Capital, Inc., which owns approximately 17.09% of our common stock (as of April 15, 2009), and has determined that this relationship does not prevent Mr. Batzer from being an independent director under NYSE rules. The Board believes that the Compensation, Audit and Corporate Governance Committees are composed solely of directors who meet these independence requirements.

        Majority Election of Directors Policy.    Under our Majority Election of Directors Policy adopted in 2007, any nominee for director in an uncontested election (i.e., an election where the only nominees are those recommended by the Board) who receives a greater number of votes "withheld" or "against" votes than votes "for" such election (a "Majority Withheld Vote") is required to tender his or her resignation following certification of the shareholder vote. Existing directors are required to submit an irrevocable letter of resignation that would be effective in the event of a Majority Withheld Vote and following acceptance of such resignation by the Board, and the Board shall nominate only those candidates for director who have submitted such a resignation letter. The Majority Election of Directors Policy is posted on our website at www.cornellcompanies.com under "Corporate Governance."

        The Corporate Governance Committee of the Board shall consider within 30 days following certification of the shareholder vote the tendered resignation and will recommend to the Board whether to accept the tendered resignation or to take some other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the "withheld" votes. In making this recommendation, the Corporate Governance Committee will consider all factors deemed relevant by its members. The Board will act on the Corporate Governance Committee's recommendation within 90 days following certification of the shareholder vote. In considering the Committee's recommendation, the Board will consider the factors considered by the Corporate Governance Committee and such additional information and factors the Board believes to be relevant to its decision. Thereafter, the Board will promptly disclose its decision regarding whether to accept the nominee's resignation letter in a Form 8-K furnished to the Securities and Exchange Commission or other broadly disseminated means of communication. This policy does not apply to any contested election.

        Director Stock Ownership Guidelines.    We adopted director stock ownership guidelines in 2007 to align the interests of directors with the interests of shareholders and further promote Cornell's commitment to sound corporate governance. Under the guidelines, each director is strongly encouraged to comply with the specified ownership levels. Beginning on July 1, 2007, then current non-employee directors should hold and maintain 2,000, 4,000 and 6,000 shares, respectively, of our common stock at the end of one, two and three years after such date, and new directors would achieve and maintain such holdings at the end of their respective first, second and third year anniversaries of joining the Board. The Corporate Governance Committee and the Board may take compliance with the guidelines into consideration when making nominations for directors. All directors are currently in compliance with the guidelines.

        Option Dating Policy.    Under our Option Dating Policy, the Company shall not backdate or springload options, grant options retroactively, or in any other way grant or modify options so as to take unfair advantage of favorable or unfavorable information or movements in the stock price. Options may only be repriced or modified to reflect a stock split, stock dividend, recapitalization, reorganization, merger, spin-off, payment of an extraordinary cash dividend or any other significant change in or affecting the corporate structure or capitalization of the Company; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

        CEO Succession Policy.    In accordance with our CEO Succession Policy, the Board will maintain a CEO succession plan that it will review as necessary, but at least quarterly.

        Charitable Contributions.    The Company does not make contributions to any tax exempt organization in which a director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million, or 2% of such organization's consolidated gross revenues in 2008.

        Executive Sessions.    Executive sessions of non-management directors are generally held concurrently with each regularly scheduled Board meeting without management present to review the report of the independent auditor, the criteria upon which the performance of the Chief Executive Officer and other senior managers is based, the performance of the Chief Executive Officer against such criteria, the compensation of the Chief Executive Officer and other senior managers, and any other relevant matters. Meetings are held from time to time with the Chief Executive Officer for a general discussion of relevant subjects.

        The Board of Directors has designated Anthony R. Chase as the lead director to preside over executive sessions of non-management directors. Shareholders or other interested persons may send communications to the lead director by writing to him c/o Corporate Secretary, Cornell Companies, Inc., 1700 West Loop South, Suite 1500, Houston, Texas 77027.

        Shareholder Communication with the Board of Directors.    The Board provides a process for Shareholders to send communications to the Board, any of the directors, the lead director who presides over executive sessions of non-management directors or with non-management directors as a group. Shareholders may send written communications to the Board or any of the directors addressed c/o Corporate Secretary, Cornell Companies, Inc., 1700 West Loop South, Suite 1500, Houston, Texas 77027. All communications will be compiled by the Corporate Secretary of the Company and submitted to the addressee on a periodic basis.

        Director Attendance at Annual Meetings.    The Company does not have a formal policy regarding attendance by the Board at its annual meeting of Shareholders. Three of our Directors attended the 2008 Annual Meeting of Shareholders.

        Transactions with Related Persons.    Since the beginning of the last fiscal year, we are aware of no related party transactions between us and any of our directors, executive officers, greater than 5% shareholders or their family members which require disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

        Prior to December 2008, our policies and procedures for the review, approval or ratification of related person transactions and other conflict of interest matters were based on our Corporate Governance Guidelines, our Policy of Business Conduct and our processes for gathering and disclosing information about such transactions. On an annual basis, our Audit Committee reviewed related party transactions and potential conflicts of interest with our internal audit group. To identify related person transactions, each year we submitted and required our directors and officers to complete questionnaires identifying transactions with us in which the officer or director or their immediate family members have an interest.

        In December 2008, the Board adopted a written policy relating to the review and approval of transactions with related persons, including those that are required to be disclosed in proxy statements by SEC regulations, which are commonly referred to as "Related Person Transactions." A "related person" is defined under the applicable SEC regulation and includes our Directors, executive officers and greater than 5% beneficial owners of our common stock. The Corporate Governance Committee (or another Board committee comprised of at least three independent directors) must review and either ratify, approve or disapprove all related party transactions, which are generally defined to include any transaction, arrangement or relationships (including any indebtedness or guarantee of indebtedness) in which (a) the Company is or will be a participant and the amount exceeds $10,000 and (b) any related person had, has or will have a direct or indirect interest. In approving or ratifying any related person transaction, the Corporate Governance Committee must consider all of the relevant facts and circumstances and determine that the transaction is fair and reasonable to the Company. The Corporate Governance Committee is required to review previously approved or ratified related person transactions that remain ongoing. Based on all relevant facts and circumstances, taking into consideration the Company's contractual obligations, the Committee shall determine if it is in the best interests of the Company and its shareholders to continue, modify or terminate the related person transaction.

Meetings and Committees of the Board of Directors

        During 2008, our Board of Directors met eight times. Each of our directors attended at least 75% of the meetings during the year, including meetings of committees on which the director served.

        The Board of Directors has a Compensation Committee, a Corporate Governance Committee and an Audit Committee.

        Compensation Committee.    The Compensation Committee is composed of Andrew R. Jones (chairman), Zachary R. George and D. Stephen Slack. The Compensation Committee recommends to the Board remuneration arrangements and compensation plans involving the Company's directors, executive officers and certain other employees whose compensation exceeds specified levels. For a more thorough discussion of the roles, responsibilities and process we use for setting executive compensation, see "Compensation Discussion and Analysis."

        The Compensation Committee met two times during the last fiscal year.

        Corporate Governance Committee.    The Corporate Governance Committee is composed of Richard Crane (chairman), Max Batzer and Todd Goodwin. The Corporate Governance Committee recommends candidates for the Board of Directors. Nominees to the Board of Directors are selected based on a number of criteria, including their ability to bring the appropriate experience, qualities, skills, and diverse perspectives to make a constructive contribution to the Board, taking into account the Board's composition and its current and future needs. In carrying out its responsibilities, the Corporate Governance Committee will consider candidates recommended by other directors, employees and Shareholders. The Corporate Governance Committee will consider nominations for directors by shareholders if made in accordance with the Company's bylaws. See "Proposals, Nominations and Other Business for Next Annual Meeting" for a description of the material requirements set forth in our Bylaws relating to nominations for directors by shareholders. The Corporate Governance Committee met two times during the last fiscal year.

        Audit Committee.    The Company's Audit Committee has been established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is composed of Alfred J. Moran, Jr. (chairman), Anthony R. Chase and D. Stephen Slack.

        All members of the Company's Audit Committee meet the financial literacy standard required by the NYSE rules, and at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, as required by the Sarbanes-Oxley Act of 2002, the SEC adopted rules requiring that public companies disclose whether or not its Audit Committee has an "audit committee financial expert". An "audit committee financial expert" is defined as a person who, based on his or her experience, satisfies all of the following attributes:

  •
  an understanding of generally-accepted accounting principles and financial statements;

  •
  an ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

  •
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

  •
  an understanding of internal control over financial reporting; and

  •
  an understanding of audit committee functions.

        The Board of Directors has affirmatively determined that Mr. Alfred J. Moran, Jr. satisfies the definition of "audit committee financial expert," and has designated him as an "audit committee financial expert."

        The Audit Committee met four times during the last fiscal year.

Executive Officers

        The following table sets forth the names, ages and positions of our executive officers as of April 15, 2009:

Name	Age	Position
James E. Hyman	49	Chairman, Chief Executive Officer and President
John R. Nieser	50	Senior Vice President, Chief Financial Officer and Treasurer
Patrick N. Perrin	48	Senior Vice President and Chief Administrative Officer
Cathryn L. Porter	53	Senior Vice President, General Counsel and Corporate Secretary

        James E. Hyman See "Proposal No. 1, Election of Directors—Nominees for Director" for Mr. Hyman's biographical information.

        John R. Nieser was named Treasurer in April 2004, Chief Financial Officer in February 2005 and Senior Vice President in March 2008. Mr. Nieser served as Acting Chief Financial Officer from August 2004 to February 2005. Prior to joining Cornell in April 2004, Mr. Nieser served as Controller from December 2000 to June 2003 for a number of organizations, including GE Aero Energy Products. He also served Guardian Savings and Loan Association in various capacities, including senior vice president, chief financial officer and treasurer from September 1988 to March 2000.

        Patrick N. Perrin has served as Senior Vice President since June 2003, Vice President from June 2001 to June 2003 and Chief Administrative Officer since November 1998. Prior to November 1998, Mr. Perrin served as Corporate Director of Risk Management, Employee Benefits and Retirement Plans for Tracor, Inc. from November 1991 to October 1998.

        Cathryn L. Porter was named General Counsel on January 5, 2009 and was appointed to the positions of Senior Vice President and Corporate Secretary in February, 2009. Ms. Porter was Of Counsel with Thompson & Knight, LLP from January 2006 until the time she joined the Company, and served as General Counsel and Corporate Secretary at Nevada Gold & Casinos, Inc. from June 2004 until January 2006.

COMPENSATION DISCUSSION AND ANALYSIS

        The following compensation discussion and analysis contains information regarding measures applicable to performance-based compensation and targets and other achievement levels associated with these measures. We caution investors not to regard this information, to the extent it may relate to future periods or dates, as forecasts, projections or other guidance. The reasons for this caution include the following: (i) the information regarding performance objectives and associated achievement levels was not intended as guidance and does not necessarily reflect predicted outcomes, (ii) the information is formulated as of earlier dates and does not take into account subsequent developments, (iii) the targets may include adjustments from, or otherwise may not be comparable to, financial and operating measures that are publicly disclosed and may be considered of significance to investors, and (iv) some achievement levels, such as those relating to incentives for superior performance, may be based on assumptions that differ from actual results.

        In this Compensation Discussion and Analysis, we describe our process for setting executive compensation, including a description of our Compensation Committee (the "Committee") and its role in establishing and evaluating our executive compensation program, our overall executive compensation philosophy and objectives, the elements of our executive compensation program, the performance goals that our program is intended to reward, and decisions we made for 2008 relating to the compensation we paid our executive management team, including the executive officers named in the Summary Compensation Table (our "named executive officers").

  Our Executive Compensation Philosophy

        Our executive compensation program is designed to attract and retain qualified and effective executive talent and motivate behaviors that drive profitable growth and the creation of long-term value for our shareholders. The primary elements include base salary, short-term performance-based cash incentive compensation and long-term performance-based and, for periods prior to 2009, time-based equity incentive compensation.

        Our executive compensation program is designed to be flexible and market competitive, reward the achievement of established performance criteria and enhance stock ownership among our executives. The following principles provide the framework for Cornell's executive compensation program:

        Shareholder Alignment.    Total compensation is tied to our financial results and operational performance measures. To strengthen our management team's alignment with shareholders, executives are encouraged to manage from an owner's perspective by accumulating an equity stake in the Company. We also implemented an executive stock ownership policy in 2007, which is described below under "-Executive Stock Ownership Policy."

        Targeted Total Compensation.    The competitive benchmarks described below are determined by reviewing pay opportunities at companies with which we may compete for executive talent, such as key management positions for adult and juvenile correctional institutions, skilled nursing-care facilities, psychiatric hospitals, hospitals and similar-sized companies in both annual revenue and market capitalization, with the peer companies being those listed below.

        Actual pay may vary above or below the benchmark for any of our executives based on a number of relevant factors, including (i) local and national market conditions impacting talent demands,

(ii) retention needs, (iii) value to our shareholders, (iv) future leadership potential, (v) critical experience and skills, and (vi) levels of sustained performance. This comprehensive market-based approach allows us to strike the proper balance between competitive benchmarks and the attraction / retention of key management talent.

        Chief Executive Officer.    The targeted compensation for our Chief Executive Officer is the 50th percentile for annual cash compensation opportunities and 75th percentile for long-term incentive opportunities. Mr. Hyman's contract was renegotiated and extended in 2007. In connection with this modification, his annual salary has been set at $525,000 for the period through March 31, 2010. In 2007, this amount was above the targeted range, although we believe this fixed salary will result in the target level generally being achieved over the three year period on average.

        For long-term incentives, after careful consideration of the relevant factors listed above, we made equity grants to Mr. Hyman with an annualized economic value well-above the targeted range. This equity grant was also made in connection with the renegotiation of Mr. Hyman's employment agreement. These 2007 awards were designed to retain Mr. Hyman over multiple years. The grants employ both a time-based and performance-based component, and a portion of the 2007 economic value will be considered when determining future grants. We believe Mr. Hyman's potential employment opportunities outside of the Company necessitated significant 2007 equity grants, and that those grants, net of the unvested shares Mr. Hyman agreed to cancel in 2007, were warranted. In 2008, we made equity grants to Mr. Hyman which were designed to retain Mr. Hyman over multiple years. The grants employ both a time-based and performance-based component. Award details are summarized in the Grants of Plan-Based Awards table.

        Key Executives Other Than CEO.    For 2008 and 2009, total compensation opportunities and individual program elements for our key executives other than our Chief Executive Officer are targeted to the competitive 50th percentile.

        Peer Companies.    The peer group of companies includes: Advocat Inc., America Service Group, Brookdale Senior Living, Capital Senior Living Corporation, Corrections Corporation of America, Emeritus Corporation, Five Star Quality Care, The GEO Group, Hanger Orthopedic Group, Horizon Health Corporation, National HealthCare Inc., Odyssey HealthCare Inc., The Provident Service Corporation and Psychiatric Solutions.

        Total Compensation Mix.    Our targeted pay mix of salary and performance-based incentives is designed to reflect a combination of competitive market practices and strategic business needs. The degree of performance-based incentive pay ("at risk" compensation) and the level of total compensation opportunities increase with an executive's responsibility level.

  Compensation Committee's Role

        The primary responsibility for designing, establishing and evaluating our executive compensation program lies with the Committee. The Committee acts under a written Compensation Committee Charter, which describes the Committee and its primary responsibilities.

        Our Board of Directors appoints the members of the Committee, which is made up of at least two Board members, each of whom is determined to be "independent" under the rules of the New York Stock Exchange. Additionally, no director may serve on the Committee unless he or she:

  •
  Is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and

  •
  Satisfies the requirements of an "outside director" for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        The Board selects members of the Committee based on their knowledge and experience in compensation matters and is careful to avoid any conflicts of interest in naming the Committee members. The members of the Committee are Andrew R. Jones, Chairman, Zachary R. George, and D. Stephen Slack.

        The Committee meets as frequently as appropriate under the circumstances. The Committee meets separately on at least an annual basis with our Chief Executive Officer, our Chief Administrative Officer and any other corporate officers as the Committee deems appropriate to carry out the Committee's responsibilities.

        The Committee reviews and approves the compensation packages for our named executive officers, including performance goals, target and maximum incentive compensation levels and equity awards. The Committee also reviews and approves, with input and the recommendation of our Chief Executive Officer, the aggregate compensation of our entire management team (consisting of our other executives in addition to the executive officers and our senior managers). Specific compensation for individual executives, other than our executive officers, is generally set by our Chief Executive Officer, subject to a review by the Committee of the compensation for all executives.

        The Committee is authorized to engage independent compensation and benefits consultants, and to set the terms of such engagements. Based on this authorization, the Committee engaged James F. Reda & Associates, LLC ("Reda"), to assist the Committee in analyzing and designing our executive compensation program, and to advise the Committee in establishing the compensation of our executives for 2008. In addition to Reda, the Committee engaged Exequity, LLP ("Exequity") to assist the Committee in establishing the compensation of our executives for 2009.

  Role of Executives in Compensation Decisions

        Our executives, particularly including our Chief Executive Officer, also play a significant role in the compensation-setting process, which includes evaluating employee performance, helping the Committee establish business performance targets and objectives and recommending salary and other compensation levels for our management team. Our Chief Executive Officer and our Chief Administrative Officer participate in Committee meetings from time to time at the request of the Committee to provide background information regarding business initiatives and goals and the performance of our executive officers; however, our Chief Executive Officer is not present for Committee discussions regarding his compensation. As discussed above, our Chief Executive Officer also determines specific compensation for executives other than executive officers subject to the described parameters.

  Elements of Our Executive Compensation Program

        While we strive to ensure that our executive compensation program is fair and competitive, we have also tried to maintain a program that can be clearly understood by our executives. Our approach consists of a comprehensive compensation package designed to reward individual performance based on the Company's short-term and long-term performance and how this performance links to our corporate strategy. For our executives, including the named executive officers, we reward short-term performance with a market competitive base salary for performing their day to day duties and we reward their accomplishment of short-term financial and strategic objectives measured over the current year through our incentive compensation program. Our equity compensation for executive officers, including the named executive officers, are granted to retain executives, build executive ownership and align compensation with achievement of the Company's long-term financial goals as measured over multi-year periods.

        Base Salary.    Base salary is a critical element of our overall executive compensation program because it provides our executive officers with a base level of annual income to perform their responsibilities on a sustained basis. In determining base salaries of each of our executives, we consider the executive's past and current base salary and overall compensation, as well as the executive's position, experience, qualifications, past performance and potential role in the future success of our company. We also review the base salaries of comparable executives of other companies based on the data provided to us by our compensation consultants, the vulnerability of our executives to recruitment by other companies and the difficulty and costs associated with replacing executive talent. Finally, we analyze the base salaries of our executives in light of their overall compensation opportunities to ensure not only that the executive has a reasonable guaranteed level of base salary, but also that a significant and appropriate portion of his/her overall compensation is in the form of performance-based incentive compensation. In this way, we attempt to provide appropriate incentives for our executives to stay focused on our company's long-term performance, and to align the goals of our executive officers with the interests of our shareholders by rewarding outstanding company performance that increases value to our shareholders. Base salaries, effective as of April 1, 2009, for our named executive officers, which were determined in light of all of these factors, are:

Named Executive Officer	Base Salary
James E. Hyman, Chairman, President & Chief Executive Officer	$525,000
John R. Nieser, Senior Vice President, Chief Financial Officer, and Treasurer	$260,000
Patrick N. Perrin, Senior Vice President, Chief Administrative Officer	$215,000

        Incentive Compensation Program.    As stated above, we believe that it is critical to base a significant portion of the overall compensation of our executives on the attainment of performance goals that are key to the success of our Company. We believe this helps ensure that the primary focus of our executive management team will be on our success and shareholder value. Under the terms of our annual incentive compensation plan (ICP), eligible employees, including our named executive officers, can earn annual cash incentive awards for achieving established performance criteria. The annual incentive compensation payments are based upon the attainment of specified performance goals set each year by the Committee for our executive officers. The performance goals include both quantitative financial goals and qualitative individual goals.

        The individual ICP opportunities are set as a part of the Committee's review of the executive officer's overall compensation. Mr. Hyman and our Chief Administrative Officer review with the Committee the financial performance calculations and the individual performances for the executive officers, and the Committee then approves the actual ICP amounts earned. The Committee, in determining the named executive officer incentive compensation awards can consider a variety of qualitative factors in which the results were achieved in determining the amount of the award.

        Threshold, target and maximum payment opportunities for the financial goals are established for each executive officer based on a percentage of the officer's base pay. The financial goals for 2008 were based upon a calculation of our earnings per share ("EPS"). The calculation is adjusted for changes to applicable accounting standards after the performance goal has been set, unbudgeted capital transactions, and profit or loss attributable to a business acquired by us during the year. EPS was chosen to focus management on our net income, which we believed was the key area to drive our financial performance for 2008. We also believe it was an appropriate metric because it is a commonly used measure of financial performance by the Company, our analysts and shareholders.

        The qualitative individual goals are discussed below for our named executive officers. The individual goals for Mr. Hyman are approved by the Committee through a discussion and review with Mr. Hyman, and the individual goals for our other executive officers are determined through a discussion and review between Mr. Hyman and the other executive officers.

        The Committee has determined that the financial performance measures for Mr. Hyman's and the other executives' incentive awards for the 2009 fiscal year will continue to be based on EPS. As with earnings before interest, taxes, depreciation and amortization ("EBITDA"), EPS is a commonly used measure of financial performance by the Company, our analysts and shareholders. While both EPS and EBITDA are generally used to measure the financial results of a company, we believe that EPS continues to be the more appropriate measure in 2009 (as it was in 2008) to focus management on the other non-operational costs incurred such as interest, taxes and depreciation given that the Company has broadened its emphasis beyond a capacity utilization focus. We believe both measures are similar in terms of the difficulty to achieve actual performance.

        The total award under the ICP for 2008 for each of the named executive officers is set out in the Summary Compensation Table. The components of such awards are discussed below.

        Annual Incentive Compensation of Our Chief Executive Officer.    For 2008, the target annual incentive award for our Chief Executive Officer, James E. Hyman, was 100% of his base salary. 60% of Mr. Hyman's award was based on EPS, and the remaining 40% of his award was based on the achievement of specified Company operational measures and personal milestones. Mr. Hyman's employment agreement provides that, of the targeted amount of 100% of his base salary, a minimum of 60% shall be based solely on achievement of financial objectives, and the remainder shall be based solely on achievement of operational and personal milestone objectives.

        The following table sets forth the EPS performance criteria for the financial portion of the ICP for Mr. Hyman. The EPS criteria is adjusted for changes to applicable accounting standards after the performance goal has been set, unbudgeted capital transactions, and profit or loss attributable to a business acquired by us during the year. The actual percentage of the portion earned is determined on a pro-rata basis to the extent of the percentage of EPS earned within the established range. No amount would be payable if the threshold was not met.

	Threshold	Target	Max
EPS Criteria	$1.11	$1.30	$1.49 or greater
Portion to Be Earned	50%	100%	200%

        Our actual EPS in 2008 was $1.51 and after approved adjustments under the ICP was $1.53. These results were above the established maximum level and resulted in a payment to Mr. Hyman of the Company financial performance portion of the award in an amount of $630,000. That amount is equal to 200% of the target for this portion of the award.

        The maximum amount that Mr. Hyman was entitled to receive for the qualitative portion of his annual incentive award (40% of the aggregate target annual incentive award) was payable if our operations were free from specified types of incidents, and all personal milestones established by the Committee for Mr. Hyman were achieved. For 2008, this portion of Mr. Hyman's award was based on the following (with the weighting relative to the overall individual component noted in parenthesis):

  •
  reduction of certain critical incidents based on process failures (12.5%);

  •
  implementation of a quality assurance program in the Company's Secure and Abraxas facilities (25%);

  •
  entry into a contract and resolve licensing of beds for a specific asset (12.5%);

  •
  achieve an economically sound contract or a viable marketing plan for a specific asset (12.5%); and

  •
  completion of expansion plans, marketing efforts, integration of acquisitions and asset portfolio review (37.5%).

        For 2008, the Committee determined that Mr. Hyman's individual performance resulted in a payout of $196,875, or 93.75% of the target for this portion of the award.

        Annual Incentive Compensation for Other Executives.    For our named executive officers other than Mr. Hyman, a weighting of 65% was given to the attainment of the Company financial goals and 35% to the achievement of individual qualitative goals. The weighting reflects the Committee's and Mr. Hyman's evaluation of the Company's priorities and desired effect on results. The maximum payout for these officers is 165% of the target award. This is equal to 200% of the portion of the award that is based on our financial performance (65%), plus the maximum payable under the portion of the award (35%) that is based on individual achievement of established personal goals.

        The following table sets forth the EPS performance criteria for the financial portion of the ICP for our other named executive officers. The actual percentage of the portion earned is determined on a pro-rata basis to the extent of the percentage of EPS earned within the established range. No amount would be payable if the threshold was not met.

	Threshold	Target	Max
EPS Criteria	$1.11	$1.30	$1.49 or greater
Portion to Be Earned	50%	100%	200%

        Our actual EPS in 2008 was $1.51 and after approved adjustments under the ICP was $1.53. These results were above the established maximum levels and resulted in the payments described below to our other named executive officers for the financial performance portion of the ICP. The following table sets forth for each of the other named executive officers the ICP opportunity, information relating to the financial portion of the ICP and information relating to the individual portion of the ICP. The individual goals and achievement of such goals are further discussed in the section following the table.

Named Executive Officer	2008 ICP Opportunity (As % of Salary)	% of Financial ICP Portion Earned in 2008	Amount of Financial Portion of ICP Earned in 2008($)	% of Individual ICP Portion Earned in 2008	Amount of Individual ICP Portion Earned in 2008($)
Mr. Nieser	50%	200%	165,750	99%	42,500
Mr. Turcotte(1)	35%	0%	0	0%	0
Mr. Perrin	35%	200%	94,185	100%	25,185

(1)
Mr. Turcotte resigned on December 15, 2008 and was not entitled to any ICP.

        Individual qualitative goals for Mr. Nieser and their weighting relative to the overall individual component for 2008 were:

  •
  quality of our consolidated financial statements for 2008 and the effectiveness of our internal controls over financial reporting (20%);

  •
  successful implementation of financial system software conversion (15%);

  •
  develop and implement leadership development action plans for departmental leaders (20%);

  •
  drive evolution of financial cyclical processes and reporting form/content (20%); and

  •
  drive enhanced productivity in core financial and accounting processes; reduce days sales outstanding; achieve certain savings targets (25%).

        Individual qualitative goals for Mr. Turcotte in 2008 and their weighting relative to the overall individual component for 2008 were:

  •
  develop and execute strategy for each material claim (25%);

  •
  execute leadership initiatives relating to legal training, management and awareness (20%);

  •
  implement board, governance and compliance awareness, training and processes (15%);

  •
  develop and improve legal department processes and manage budget (10%); and

  •
  provide specified legal support of transaction and business development strategy (30%).

        Individual qualitative goals for Mr. Perrin in 2008 and their weighting relative to the overall individual component for 2008 were:

  •
  complete implementation of human resources / payroll process redesign, delivering budget run rate savings of a specified amount (25%);

  •
  implement improved analysis process for employee life cycle and creation of enhanced sourcing, screening and retention tools (25%);

  •
  deliver specified savings via administrative and risk management projects (10%);

  •
  analyze and recommend long-term employee healthcare cost containment options; develop a risk management assessment of operating risk for providing medical services to inmates/residents/clients (20%); and

  •
  transition the human resources function from a centralized model to a divisional/field level model, while assessing individual and departmental strengths and development needs to result in a successful transition (20%).

        Equity Compensation.    As stated above, we believe that the use of equity-based compensation links the compensation of our executive management team to the long-term interests of, and the value realized by, our shareholders.

        Our annual equity grants to our executive officers are approved by the Committee for recommendation to the full Board and then approved by the Board. For the annual equity grants to other executives and managers, the Board approves a pool through which our Chief Executive Officer is authorized to grant equity awards to such individuals.

        In the past, we have used both time-based and performance-based awards, and we have granted both stock options and restricted shares. In 2008, we granted restricted shares to encourage retention and provide alignment with shareholders as value received will be consistent with return to shareholders over the performance period. See Grants of Plan-Based Awards table for information concerning the number of restricted shares granted to the named executive officers in 2008. These grants consisted of time-based and performance-based awards, which are generally equally split to provide both a retention and incentive element to this part of our compensation program. The targets for the performance based grants were based on EBITDA and are described in the footnotes to the table.

        For 2009, we have continued to use long-term equity compensation grants as an important part of our overall executive compensation program and made the decision that 100% of our long-term equity compensation grants will be performance-based. Equity awards to our executives are subject to achievement to performance targets over a three-year performance period, with shares accumulating in one-third increments upon the achievement of each target with respect to any calendar year from 2009 up to and including 2011. The shares, to the extent accumulated, will vest on April 1, 2012.

        Other Benefit Programs.    Our executives participate in other employee benefit plans generally available to our employees on a broad basis, including our 401(k) plan and health care benefit plans. Additionally, our executives and other qualifying members of our senior management are eligible to participate in a nonqualified deferred compensation plan, which permits eligible executives to defer a portion of their base salary and/or annual incentive pay until retirement, termination of employment or other events or times specified in the plan. Currently, none of our executives are actively participating in this nonqualified deferred compensation plan; however, we continue to maintain the plan because we believe it can be advantageous to us in attracting and retaining key executives. Above-market rates of interest are not offered under the deferred compensation plan. Beginning in 2007, our executive officers became eligible to receive a company contribution under the nonqualified deferred compensation plan to make up for matching contributions under our 401(k) plan which the executive may be required to forfeit as a result of the 401(k) plan not meeting the prescribed nondiscrimination tests applicable to 401(k) plans.

        We do not provide any material perquisites to our executives and none of our executive officers received perquisites in excess of $10,000 in the aggregate in either of the last two fiscal years.

  Executive Stock Ownership Policy

        We adopted an executive stock ownership policy effective May 2007 to align the interests of management with the interests of shareholders and further promote Cornell's commitment to sound corporate governance. The policy applies to the following officers of the Company and each is required to accumulate the amount of stock set forth below:

  •
  Executive Chairman and Chief Executive Officer—3 × Base Salary;

  •
  Executive Officers—2 × Base Salary; and

  •
  Vice Presidents—1 × Base Salary.

        Under the policy, the following shall count towards satisfaction of the required ownership: (a) shares held directly or indirectly, (b) any restricted shares or share equivalents held under an award under a long-term incentive plan (whether or not vested), (c) shares owned jointly with or in trust for, their immediate family members residing in the same household, (d) shares held through a Company employee stock purchase plan or any savings, deferred compensation or other plan of the Company; and (e) shares underlying vested but unexercised stock options. The covered officers are allowed a five year period to accumulate the requisite ownership. In determining whether an individual meets the required ownership level at the end of the transition period, the stock price to be used shall be the higher of (i) the average share price of the last trading day of each of the four completed quarters prior to the determination, and (ii) the average closing price for the ten trading days prior to the determination. A subsequent drop in the share price shall not result in any violation of the policy. Also, after the transition period, he or she may not sell shares unless after the sale, the ownership requirement would still be met. In making this determination, a covered individual must meet the stated ownership level immediately after the transaction based upon the share price at which the transaction is effected. The officers have five years from the date of adoption of the policy, if covered at that time, or otherwise from the date he or she becomes subject to the pertinent ownership requirement.

        In the event a covered officer does not achieve his or her ownership level set forth above or thereafter sells shares in violation of the policy, the Board of Directors shall consider all relevant facts and take such actions as it deems appropriate under the circumstances.

        All of our named executive officers currently meet the stock ownership requirements.

  Accounting and Tax Considerations

        In designing and administering the Company's executive compensation program, the Committee considers the accounting effects of the various elements on the Company and the tax effects on the Company and the executives. Our stock option grant policies have been impacted by the implementation of SFAS No. 123R, which we adopted January 1, 2006. Under this accounting standard, we value stock options under the fair value method and expense those amounts in our income statement over the stock option's vesting period.

        We generally have intended to structure our compensation program to comply with Code Sections 162(m) and 409A. Not all compensation historically awarded would meet the requirements of section 162(m), however. Under section 162(m) of the Code, a publicly-held corporation may not take an income tax deduction for individual compensation paid to certain executives exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. Under section 409A of the Code, nonqualified deferred compensation arrangements must meet certain requirements regarding the timing of deferrals and distributions. If an arrangement does not comply with the section 409A requirements, the nonqualified deferred compensation becomes taxable to the executive in the first year it is not subject to a substantial risk of forfeiture. In such case, the executive officer is also subject to interest and an additional excise tax of 20% on the benefit includible in income.

  Effect of Restatements or Earnings Adjustments and Recovery of Incentive Pay

        In the event of a restatement of or adjustment to our earnings, the Committee may consider the effect of the restatement or adjustment on compensation paid or to be paid to executives, including whether repayment of compensation to the Company, to the extent permitted by applicable law, may be required. Among the factors to be considered by the Committee will be the materiality of the restatement or adjustment and the role of executives, or any specific executive, in the restatement or adjustment or events leading to the restatement or adjustment.

  Employment and Severance Agreements

        We have entered into an employment agreement with our Chief Executive Officer, James E. Hyman, and we have severance/change in control agreements with certain of our other executive officers as described below. We believe that each of the employment and severance/change in control agreements we have entered into with our executives have been critical in our ability to retain the individual, and provide the individual with reasonable financial security to focus on carrying out our business strategies. These agreements are described in the footnotes to the "Potential Payments Upon Termination or Change in Control" table set forth below.

        James E. Hyman.    In connection with the hiring of Mr. Hyman, we entered into an employment agreement in March 2005 under which he agreed to serve as our Chief Executive Officer and Chairman of the Board. The agreement was amended and restated in August 2007. The agreement has a rolling two-year term (the "Employment Period"). Under the agreement, Mr. Hyman's annual base salary shall not be less than $525,000 and may be increased at the discretion of our Compensation Committee. He is also eligible for the ICP amount described above based upon the achievement of established performance objectives.

        Pursuant to the agreement, if we terminate Mr. Hyman's employment for cause or if Mr. Hyman voluntarily terminates his employment without good reason, Mr. Hyman is entitled to receive his base salary accrued through the termination date, any annual bonus for the fiscal year prior to his termination and reimbursement of all of his reasonable business expenses under our normal expense reimbursement policy. If Mr. Hyman's employment is terminated due to his death or disability (as defined in the agreement), Mr. Hyman or his estate will receive (i) his base salary accrued through the date of death or disability, (ii) any annual bonus for the fiscal year prior to his termination and a prorated bonus for the year in which the death or disability occurs, (iii) reimbursement of all of his reasonable expenses and (iv) extended health care benefits (COBRA) at our expense for six months.

        If we terminate Mr. Hyman's employment without cause or if he voluntarily terminates his employment with good reason, he is entitled to receive the following: (i) base salary accrued through the termination date, (ii) any annual bonus for the fiscal year prior to his termination and a prorated bonus for the year in which the termination occurs, (iii) an amount equal to two times his base salary plus his target bonus for the remainder of the Employment Period, (iv) reimbursement of all of his reasonable expenses, (v) extended health care benefits (COBRA) at our expense for eighteen months following his termination, and (vi), in accordance with the restricted stock awards of August 2007, the immediate vesting of the restricted stock awarded to him in August 2007. All cash payments that we owe Mr. Hyman upon termination, regardless of the reason for termination, must be paid to him or his estate in a lump sum within one month of the date of termination.

        If Mr. Hyman voluntarily terminates his employment within 180 days following a change in control, the termination will be considered to be with good reason, and Mr. Hyman will be entitled to receive the same benefits described above. Pursuant to the terms of the Company's long-term incentive plan, all of Mr. Hyman's remaining unvested restricted stock awards will vest upon a change of control as defined under such plan. A "change in control" means (i) a merger, consolidation or reorganization of the Company, if more than 50% of the combined voting power of the surviving entity's securities outstanding immediately after such merger, consolidation or reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization, (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets, or (iii) a change in the composition of the Board of Directors of the Company, as a result of which fewer than two-thirds of the incumbent directors are directors who either (A) had been directors of the Company twelve (12) months prior to such change, or (B) were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least two-thirds of the directors who had been directors of the Company twelve (12) months prior to such change and who were still in office at the time of the election or nomination. Mr. Hyman will also receive reimbursement for relocation expenses if his employment is terminated without cause or for good reason within 180 days following a change in control.

        Pursuant to the agreement, Mr. Hyman was granted options to purchase 50,000 shares of our common stock under our Amended and Restated 1996 Stock Option Plan, with an exercise price equal to the closing price of the common stock on the date of grant. The options vested and became exercisable in one-third increments annually on January 24, 2006, 2007, and 2008.

        Additionally, under the agreement, we entered into a Restricted Stock Award Agreement with Mr. Hyman effective as of March 14, 2005. Under this agreement we granted Mr. Hyman 85,000 shares of restricted stock, 25,000 shares of which vested on January 24, 2008. The other 60,000 restricted shares were performance based and were cancelled in connection with the amendment of the agreement in August 2007.

        Mr. Hyman would also be entitled to a gross-up payment, to the extent any payments to him were treated as excess parachute payments subject to excise tax, so that the net amount received by

Mr. Hyman after application of such tax would equal the amount he would have otherwise received had the excise tax not applied to him.

        John R. Nieser.    In March 2005, we entered into an employment/separation agreement with John R. Nieser, our Senior Vice President, Chief Financial Officer, and Treasurer, which was amended effective as of March 14, 2007. The agreement had a rolling two-year term until March 14, 2007, and beginning March 15, 2007, switched to a rolling one-year term pursuant to its original terms. Mr. Nieser is eligible for an annual cash bonus at a targeted amount of 50% of his annual base salary upon the attainment of performance criteria established by the Committee under the ICP. Mr. Nieser's initial base salary was set forth in the agreement but has since been subject to annual increases resulting in the base salary described above under "—Elements of Our Executive Compensation Program—Base Salary."

        If Mr. Nieser's employment is terminated due to death or disability (as defined in the agreement), Mr. Nieser or his estate is entitled to his base salary and bonus earned through the date of termination (as defined in the agreement). If Mr. Nieser's employment is terminated for cause (as defined in the agreement) or due to voluntary resignation, Mr. Nieser is entitled to his base salary earned through the date of termination. If Mr. Nieser is terminated without cause, he is entitled to his base salary and bonus through the date of termination, plus an amount equal to his then current annual base salary.

        If Mr. Nieser is terminated involuntarily by the Company within 180 days following a change in control (as defined above in the description of Mr. Hyman's employment agreement), Mr. Nieser is entitled to (i) base salary earned through the date of termination; (ii) any incentive compensation award that has been earned but not paid; (iii) a pro rata portion of the target award under the Company's ICP; and (iv) continuation of his base salary for 24 months. Mr. Nieser furthermore would be entitled to additional payments equal to our contribution toward the cost of coverage under our health plan during the severance period for so long as Mr. Nieser remained covered by our health plan. All cash payments that we owe Mr. Nieser upon termination, other than the continuation of his base salary, must be paid to him or his estate in a lump sum within one month of the date of termination. The continuation of his base salary will be paid in equal installments according to the normal payroll practices of the Company during the severance period.

        Mr. Nieser would furthermore be entitled to a gross-up payment, to the extent any payments to him were treated as excess parachute payments subject to excise tax, so that the net amount received by Mr. Nieser after application of such tax would equal the amount he would have otherwise received had the excise tax not applied to him.

        Patrick N. Perrin.    In December 1999, we entered into a severance agreement with Patrick N. Perrin, our Senior Vice President and Chief Administrative Officer, as amended March 14, 2007.

        If Mr. Perrin's employment is terminated for any reason within one year following a change in control, all stock options, restricted stock awards and similar awards granted to Mr. Perrin prior to the termination date will vest immediately on the date of termination, and we will pay to Mr. Perrin a severance payment equal to the sum of (i) his highest annual base salary as of the termination date or the change in control date, and (ii) the average bonus paid to him for the two most recent full fiscal years ending on or prior to the termination date. The severance amounts are payable in a lump sum in cash (a) on the termination date if we terminate Mr. Perrin, or (b) within thirty days after the termination date if Mr. Perrin's employment is terminated by him or upon his death or retirement. For purposes of Mr. Perrin's severance agreement, a "change in control" shall mean (i) a merger or consolidation with any other entity whereby the Company's shareholders do not own at least 50% of the voting capital stock of the surviving entity; (ii) a sale of all or substantially all of the Company's assets; (iii) a dissolution of the company; (iv) any person or entity, together with its Affiliates, becomes, directly or indirectly, the beneficial owner of at least 51% of the voting stock of the Company; or

(v) the individuals who constitute the members of the Company's Board of Directors cease for any reason to constitute at least a majority thereof.

        If Mr. Perrin's employment is terminated involuntarily by us, with or without cause, within 180 days of a change in control, then in lieu of the rights and benefits described in the preceding paragraph, he would be entitled to his base salary and bonus earned through the date of termination, and continuation of his salary for 18 months. The continuation of his base salary will be paid in equal installments according to the normal payroll practices of the Company during the severance period. Mr. Perrin furthermore would be entitled to additional payments during the severance period, equal to our contribution toward the cost of coverage under our health plan for active employees, for so long as Mr. Perrin remained covered by our health plan.

        William E. Turcotte.    In March 2007, we entered into an employment agreement with William E. Turcotte, our former Senior Vice President, General Counsel and Corporate Secretary. Mr. Turcotte was eligible for an annual cash bonus at a targeted amount of 35% of his annual base salary in 2008 upon the attainment of performance criteria established by the Committee under the ICP. Mr. Turcotte resigned his position with us on December 15, 2008 and received his base salary earned through the date of resignation. Mr. Turcotte did not receive any ICP related to 2008 nor any type of severance compensation. Under our stock compensation plans, all outstanding and unvested stock options and restricted stock awards as of December 15, 2008 were forfeited, and all vested and unexercised stock options remained exercisable for 90 days following his departure. As of the date of this proxy statement all of Mr. Turcotte's stock options have expired.

  Indemnification Agreements

        We have entered into indemnification agreements with each of the named executive officers. The indemnification agreements provide that we will indemnify the executive and hold him harmless from any losses and expenses which, in type or amount, are not insured under our directors' and officers' liability insurance, as a result of claims or allegations made against him for any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted solely by reason of being an officer or director of the Company. Indemnification under these agreements is permitted only to the extent that it is permitted under Delaware law, and the indemnification is subject to certain exclusions. The indemnification agreements also provide certain procedures regarding the right to indemnification and for the advancement of expenses.

  Compensation Committee Report

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on this review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee: Andrew R. Jones, Chairman Zachary George D. Stephen Slack

 SUMMARY COMPENSATION TABLE

        The following table includes information concerning compensation for our principal executive officer, our principal financial officer, and the two next most highly-compensated members of our executive management team. We had only four named executive officers for 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
James E. Hyman,	2008	525,000	—	1,568,736	108,198	826,875		—	8,160	3,036,969
Chairman, President and	2007	515,375	6,250	1,041,610	157,351	476,995		—	8,918	2,206,499
Chief Executive Officer	2006	478,288	25,000	308,796	157,351	512,161		—	7,840	1,489,436
John R. Nieser,	2008	253,654	—	178,776	80,482	210,000		—	6,182	729,094
Senior Vice President,	2007	240,577	—	43,917	131,528	117,000		—	8,330	541,352
Chief Financial Officer and Treasurer	2006	210,320	—	—	167,954	171,000		—	6,738	556,012
Patrick N. Perrin,	2008	206,462	—	89,338	49,134	120,000		—	7,397	472,331
Senior Vice-President	2007	200,056	—	21,958	36,084	57,000		—	8,231	323,329
and Chief Administrative Officer	2006	185,480	—	—	46,911	327,854	(5)	—	7,076	567,321
William E. Turcotte,	2008	237,192	—	—	27,978	—		—	588	265,758
Former Senior Vice	2007	176,923	—	—	25,434	58,000		—	5,456	265,813
President, General Counsel and Corporate Secretary(4)	2006	—	—	—	—	—		—	—	—

(1)
The amount shown in this column represents the expense we recognized in 2008, 2007 and 2006 in connection with the award of restricted stock to the Named Executive Officers, as determined for purposes of reporting under FAS 123R. The assumptions used in arriving at such amounts may be found as discussed in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(2)
The amounts shown in this column (other than a portion of the $27,978 for Mr. Turcotte—see footnote 4) represent the expense we recognized in 2008, 2007 and 2006 with respect to the outstanding stock options held by each named executive officer, as determined for purposes of reporting under FAS 123R, of all options outstanding to each of the named executive officers. The assumptions used in arriving at such values may be found as discussed in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(3)
All amounts shown in this column represent the total of matching contributions and life insurance premiums paid by the Company on each named executive officer's behalf. No named executive officer received perquisites in excess of $10,000 in the aggregate.

(4)
Mr. Turcotte joined the Company in 2007 and resigned his position with the Company on December 15, 2008. All of Mr. Turcotte's unvested stock options and restricted stock awards have expired and the Company is not recognizing any compensation expense for the restricted stock in the fiscal year ended December 31, 2008.

(5)
Of this amount, $73,000 was paid to Mr. Perrin under our incentive plan (ICP) for 2006. The remaining $254,854 was paid to Mr. Perrin under our Deferred Bonus Plan.

 GRANTS OF PLAN-BASED AWARDS

        The following table sets forth certain information with respect to the options and non-equity incentive compensation awards granted during the fiscal year ended December 31, 2008 to each of our named executive officers.

								All Other Stock Awards: Number of Shares of Stock or Units(3) (#)
									All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
	Grant Date (Board approved date 3/06/08)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James E. Hyman	04/1/2008	183,750	525,000	840,000	4,000	16,000	16,000	16,000	—	—	712,640
John R. Nieser	04/1/2008	48,131	127,500	210,375	2,500	10,000	10,000	10,000	—		445,400
Patrick N. Perrin	04/1/2008	26,082	72,450	119,542	1,250	5,000	5,000	5,000	—	—	222,700
William E. Turcotte(5)	04/1/2008	30,870	85,750	141,488	1,875	7,500	7,500	7,500	—	—	334,050

(1)
The estimated payouts of awards are based on a percentage of base pay for each named executive officer, as in effect at the end of the fiscal year. For purposes of calculating threshold, target and maximum awards under our incentive compensation plan (ICP), base salaries as in effect at our fiscal year-end and target bonus percentages were as follows: Mr. Hyman, $525,000 (100%); Mr. Nieser, $255,000 (50%) and Mr. Perrin, $207,000 (35%); and Mr. Turcotte, $245,000 (35%). The quantitative portion of the ICP contains specific threshold, target and maximum awards, while the qualitative portion depends on subjective measures that could result in an award from 0%—100%. For the qualitative portion, we assume that the threshold is equivalent to the achievement of the minimum percentage weighted qualitative goal for each executive (which ranges from 10% to 20%), target is 100% and maximum is 100%. For a discussion of the criteria for these awards, including the methodology for the various payment levels, see "Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Incentive Compensation of Our Chief Executive Officer" for Mr. Hyman and "Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Incentive Compensation for Other Executives" for the other named executive officers.

(2)
Represents the contingent restricted share equity incentive plan awards granted under our 2006 Equity Incentive Plan during the fiscal year ended December 31, 2008, which are based on achievement of performance targets described below. The performance criteria of the awards are based on earnings before interest and depreciation allowance ("EBITDA") for a calendar year, consisting of the following targets:

Named Executive Officer	Date of Grant	Amount of Grant	EBITDA Targets (In Millions)	Portion of Total Award Earned for Each Target Achieved
James E. Hyman	April 1, 2008	16,000 share grant	$85, $105 & $125	One-Third
John R. Nieser	April 1, 2008	10,000 share grant	$85, $105 & $125	One-Third
Patrick N. Perrin	April 1, 2008	5,000 share grant	$85, $105 & $125	One-Third
William E. Turcotte	April 1, 2008	7,500 share grant	$85, $105 & $125	One-Third

  For a discussion of how EBITDA is determined and other aspects of our executive equity compensation, see "Compensation Discussion and Analysis-Elements of Our Executive Compensation Program."

(3)
The vesting schedules for the 2008 time vested plan-based awards consisting of restricted stock which were granted under our 2006 Equity Incentive Plan are as follows:

Named Executive Officer And Grant Date	Grant Date	Type of Award	Vesting Schedule
James E. Hyman	April 1, 2008	Restricted Stock	Equal 25% Tranches Vest April 1, 2009, 2010, 2011 & 2012
John R. Nieser	April 1, 2008	Restricted Stock	Equal 25% Tranches Vest April 1, 2009, 2010, 2011 & 2012
Patrick N. Perrin	April 1, 2008	Restricted Stock	Equal 25% Tranches Vest April 1, 2009, 2010, 2011 & 2012
William E/ Turcotte	April 1, 2008	Restricted Stock	Equal 25% Tranches Vest April 1, 2009, 2010, 2011 & 2012
(4)
Grant date fair value of each equity award is calculated in accordance with SFAS 123R by (i) in the case of restricted stock awards, multiplying the number of shares by the closing price of our common stock on the grant date, and (ii) in the case of options, applying the applicable Black Scholes valuation methodology. Because Mr. Turcotte had terminated his employment prior to vesting of the time-based awards and the determination that any performance vesting requirement had been satisfied for fiscal 2008, these awards were cancelled, and the Company did not recognize any compensation expense for them during fiscal 2008.

(5)
Mr. Turcotte resigned from the Company on December 15, 2008 and forfeited all of his non-equity incentive plan awards, equity incentive plan awards and time based awards.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information regarding restricted stock and option awards outstanding as of December 31, 2008 with respect to each of our named executive officers listed in the Summary Compensation Table.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options(1) (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
James E. Hyman	50,000					13.34	03/14/2015	70,000	(4)	1,301,300	10,000	(6)	185,900
	20,000					14.15	04/07/2016	45,000	(5)	836,550	10,000	(7)	185,900
								16,000	(12)	297,440	23,000	(8)	427,570
											22,500	(9)	418,275	(4)
											16,000	(13)	297,440
John R. Nieser	8,000		2,000			13.59	06/03/2014	7,500	(10)	139,425	6,000	(11)	111,540
	8,000		2,000			12.26	08/12/2014	10,000	(12)	185,900	10,000	(13)	185,900
	29,900					12.60	03/31/2015
	11,000					14.15	04/07/2016
Patrick N. Perrin	7,500					4.00	12/08/2010	3,750	(10)	69,712	3,000	(11)	55,770
	10,000					12.80	04/30/2012	5,000	(12)	92,950	5,000	(13)	92,950
	1,865					8.40	03/12/2013
	1,885					8.40	03/12/2013
	8,000		2,000			13.68	06/18/2014
	8,500					14.15	04/07/2016
William E. Turcotte(14)	3,125	(14)	9,375	(3)(14)		20.12	03/19/2017

(1)
Except as otherwise noted in footnote 3 below, all options reflected in this column vest at the rate of 20% per year, beginning on the first anniversary of the date of grant.

(2)
Based on the closing price per share of our common stock on December 31, 2008 of $18.59.

(3)
These options vest annually in one-fourth increments, beginning March 19, 2008.

(4)
Restricted shares awarded in 2007 were awarded under our 2006 Equity Plan. The restricted shares all vest on May 3, 2010.

(5)
Restricted shares awarded in 2007 were awarded under our 2006 Equity Plan. The restricted shares all vest on March 8, 2010.

(6)
The original share award vests in one-third increments upon our attainment of certain EBITDA performance goals which are $70 million, $85 million, and $105 million of EBITDA. One-third of this award vested based on 2008 performance.

(7)
The original share award vests in one-third increments upon our attainment of certain share price performance goals which are $25, $30, and $35 (20-day average NYSE Closing Price). One-third of this award vested on October 31, 2007.

(8)
The original share award vests in one-third increments upon our attainment of certain EBITDA performance goals which are $80 million, $95 million, and $110 million of EBITDA. One-third of this award vested based on 2008 performance.

(9)
The original share award vests in one-third increments upon our attainment of certain share price performance goals which are $28, $32, and $36 (20-day average NYSE Closing Price).

(10)
The original share award vests annually in one-fourth increments. The first increment vested on April 1, 2008, and the remaining shown in this table vest annually thereafter.

(11)
The original share award vests in one-fifth increments upon our attainment of certain EBITDA performance goals which are $69.1 million, $78 million, $86 million, $94 million and $102 million of EBITDA. Two one-fifth increments vested based on 2008 performance.

(12)
The original share award vests annually in one-fourth increments, beginning April 1, 2009.

(13)
The original share award vests based on our achievement of certain EBITDA performance goals, as described in footnote 2 to the Grants of Plan-Based Awards table above.

(14)
Mr. Turcotte resigned his position on December 15, 2008 and forfeited his rights to all unvested options and unvested shares of restricted stock outstanding. All vested and unexercised stock options remained exercisable for 90 days following his departure. As of the date of this proxy statement all of Mr. Turcotte's stock options have expired.

OPTION EXERCISES AND STOCK VESTED

        During fiscal 2008, executive officers exercised stock options and restricted stock, granted in prior years to a named executive officer, became vested to a named executive officer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James E. Hyman	—	—	41,500	742,795
John R. Nieser	—	—	6,500	95,655
Patrick N. Perrin	—	—	3,250	47,648
William E. Turcotte	—	—	—	—

PENSION BENEFITS

        The Company does not provide any benefits of the type required to be disclosed under the caption "Pension Benefits."

NONQUALIFIED DEFERRED COMPENSATION

        Currently, all of the named executive officers are eligible to participate in our Deferred Compensation Plan. However, none of the named executive officers have elected to defer any amount of his compensation to the plan, nor have we made any Company contributions. Therefore, no benefits or related liabilities had accrued under this plan with respect to the named executive officers during the year ended December 31, 2008.

        Beginning with the 2006 fiscal year, that portion of the Company matching contribution under our 401(k) plan that an executive officer would otherwise forfeit due to the limitations on compensation or the nondiscrimination testing applicable to our 401(k) plan, may be credited to our nonqualified deferred compensation plan. We anticipate that the named executive officers may have an amount credited to this plan in 2009 relating to the 2008 fiscal year. However, we will not make this determination until we have completed all testing under our 401(k) plan and the annual audit for the 2008 plan year of our 401(k) plan is complete. Any such amounts credited to the named executive officer's account will be reported in the year in which such amounts are credited to the account.

Potential Payments Upon Termination or Change in Control

        The following tables set forth the compensation payable to each of the named executive officers who were employed at the end of 2008 in the event of termination of such executive's employment. See "Compensation Discussion and Analysis—Employment and Severance Arrangements" for additional information regarding the payments to be made to each of the named executive officers upon termination of his employment.

        The type and amount of compensation payable in connection with each of the events described below is set forth in the table. The amounts assume that termination was effective as of December 31, 2008 and are estimates of the awards and amounts that would be paid to the executives upon their termination. The amounts do not include payment of base salary earned up to the date of termination. For purposes of a "change in control," we have assumed that the change in control provisions were triggered in all applicable plans and agreements. The amount for COBRA continuation was determined on the basis of our cost of providing the continuation coverage.

        Each of the agreements under which the termination payments are provided includes a covenant prohibiting the executive from disclosing our confidential information and a covenant restricting competition and solicitation of our employees by the executive.

Potential Payments Upon Termination or Change In Control

James E. Hyman

	Death or Disability ($)	Voluntary Resignation ($)	Resignation for Good Reason or Termination without Cause ($)	Voluntary Resignation for Good Reason or Termination without Cause Following Change in Control ($)	Termination for Cause ($)
Severance Pay			1,050,000	1,050,000	0
2008 ICP	826,875		826,875	826,875	0
Severance ICP @ Target			1,050,000	1,050,000	0
COBRA Continuation	8,861		26,583	26,583	0
Unvested Restricted Stock			1,682,395	3,950,375	0
Vested Options	351,300	351,300	351,300	351,300	0
Unvested Options					0
Relocation Expense				*	0
Tax Gross Up (280G Excise Tax)			N/A	1,631,859	0

TOTAL	1,187,036	351,300	4,987,153	8,886,992	0

*
Mr. Hyman is eligible for relocation expense reimbursement in the event he has relocated his family prior to a CIC event.

 John R. Nieser

	Death or Disability $	Voluntary Resignation $	Resignation for Good Reason $	Termination with or without Cause Following Change in Control $	Termination without Cause $	Termination for Cause $
Severance Pay				510,000	255,000	0
2008 ICP	210,000			210,000	210,000	0
Severance ICP @ Target						0
COBRA Continuation				23,393		0
Unvested Restricted Stock				622,765		0
Vested Options	318,581	318,581	318,581	318,581	318,581	0
Unvested Options			0	22,660		0
Tax Gross Up (280G Excise Tax)				314,307		0

TOTAL	528,581	318,581	318,581	1,811,706	783,581	0

Patrick N. Perrin

	Death or Disability $	Voluntary Resignation $	Resignation or Separation Within One Year Following Change in Control $	Termination with or without Cause Following Change in Control $	Termination without Cause $	Termination for Cause $
Severance Pay			207,000	310,500		0
Severance ICP at Target				72,450		0
Severance ICP (Average of FY07 and FY08 Payouts)			88,750			0
COBRA Continuation				17,545		0
Unvested Restricted Stock			311,383	311,383		0
Vested Options	282,354	282,354	282,354	282,354	282,354	0
Unvested Options	—	—	9,820	9,820		0

TOTAL	282,354	282,354	899,307	1,004,052	282,354	0

        Note: No gross up payment on IRC Section 4999 compensation excise tax.

        William E. Turcotte resigned his position with the Company on December 15, 2008, and did not receive any termination or severance payments.

DIRECTOR COMPENSATION

        The following table provides compensation information for the fiscal year ended December 31, 2008 for each non-employee member of our Board of Directors. Mr. Hyman does not receive any additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)
Max Batzer	—	78,500	91,645	170,145
Anthony R. Chase	36,500	45,000	49,700	131,200
Richard Crane	37,000	45,000	64,681	146,681
Zachary R. George	—	78,500	64,681	143,181
Todd Goodwin	—	83,125	64,681	147,806
Andrew Jones	—	82,000	87,550	169,550
Alfred Jay Moran, Jr.	82,000	—	64,681	146,681
D. Stephen Slack	42,375	45,000	49,700	137,075

(1)
Each of the directors may elect to receive his fees in cash or common stock. The amounts listed in this column represent the director fees that each director elected to receive in common stock of the Company in lieu of cash. The grant-date fair value of the stock awards computed in accordance with FAS 123R for each director was as follows:

Director	Grant-Date Fair Value
Max Batzer	74,280
Anthony R. Chase	42,677
Richard Crane	42,677
Zachary R. George	74,409
Todd Goodwin	79,065
Andrew Jones	77,733
Alfred Jay Moran, Jr.	—
D. Stephen Slack	42,677
(2)
The amount shown in this column includes $49,700, which is the value, as determined for purposes of reporting under FAS 123R, of the annual grants received by each director in 2008. Any additional amount would constitute the amount recognized as expense under FAS 123R related to the vesting in 2008 of options received upon initially being elected to the Board. The assumptions used in arriving at such values are discussed in Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

        As of December 31, 2008, the directors had options to purchase shares of our common stock in the following amounts: Max Batzer, 20,000; Anthony R. Chase, 34,350; Richard Crane, 21,250; Zachary R. George, 28,750; Todd Goodwin, 28,750; Andrew Jones, 20,000; Alfred Jay Moran, Jr., 16,250 and D. Stephen Slack, 18,750.

        At the election of each director, fees may be paid in either cash or in common stock under the 2000 Directors Stock Plan. Under the plan, each director may make a separate election to receive cash or stock with respect to (i) the base annual retainer, and (ii) all other retainer and meeting fees as described below. Employee directors are not paid for their service on our Board or any committee of the Board. We currently pay non-employee directors a base annual retainer of $35,000 (cash election) or $45,000 (stock election) plus reimbursement of expenses for all services as a director, including committee participation or special director assignments. All annual retainers are paid in quarterly installments. All committee members receive an additional annual retainer of $3,500 per committee.

The Chairman of the Corporate Governance Committee and Compensation Committee each receive $3,500 annually in addition to the committee retainer, and the Chairman of the Audit Committee receives $7,500 annually in addition to the committee retainer.

        In addition to the annual retainers, non-employee directors receive the following fees for attendance at meetings:

  •
  for each Board meeting, including committee meetings held in conjunction with such meetings, all non-employee directors in attendance receive a meeting fee of $3,000; and

  •
  for committee meetings not held in conjunction with a regular Board meeting, committee members in attendance receive $2,000.

        For amounts paid in stock, the number of shares awarded is based upon the average of the closing prices of our common stock on the last trading day of each month in the quarter with respect to which such stock is awarded.

        Each non-employee director also receives an annual stock option award covering 5,000 shares of our common stock. For 2008, the options were granted under our Amended and Restated 1996 Stock Option Plan. The options are generally granted in January of each year, and the exercise price is equal to the closing price of shares of our common stock on the date of grant. Annual awards of stock options are 25% vested when granted, and vest an additional 25% on the first day of April, July and October for the remainder of the year. All options expire on the tenth anniversary of the date of grant.

        Additionally, upon first being elected to the Board, each non-employee director is granted an option to purchase 15,000 shares of our common stock. The exercise price is equal to the closing price of shares of our common stock on the date of grant. The options are 25% vested when granted, and vest an additional 25% on the first, second and third anniversaries of the date of grant.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Andrew R. Jones, chairman, Zachary R. George and D. Stephen Slack. None of these directors has at any time been an officer or employee of the Company, and none of these directors serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

 PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent registered public accountants to conduct an audit of the Company's financial statements for the year ending December 31, 2009 and with the endorsement of the Board of Directors, recommends to shareholders that they ratify that selection. This firm has acted as independent registered public accountants for the Company since May 30, 2002.

        A representative of PwC is expected to be present at the annual meeting and to have an opportunity to make a statement if they desire to do so. The PwC representative is also expected to be available to respond to appropriate questions at the meeting.

The Board of Directors unanimously recommends voting "For" Proposal No. 2.

Principal Accountant Fees and Services

        The following table sets forth the aggregate fees billed to us by PwC for the years ended December 31, 2008 and 2007:

	2008	2007
Audit fees	$1,245,000	$1,120,000
Audit related fees	—	—
Tax fees	—	—
All other fees	73,150	2,500

	$1,318,150	$1,122,500

        Audit Fees.    Audit fees represent the aggregate fees billed or estimated to be billed to us for professional services rendered for the audit of our annual financial statements, the audit of our internal control over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and with respect to 2008, services normally provided by our accountants in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and reviews of documents filed with the SEC, including registration statements.

        Audit Related Fees.    Audit related fees represent the aggregate fees billed to us or estimated to be billed to us for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" above.            PwC rendered no such services to the Company during the 2008 and 2007 fiscal years.

        Tax Fees.    Tax fees represent the aggregate fees billed to us or estimated to be billed to us for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising these fees were to support compliance with federal and state tax reporting and payment requirements, including tax return review and review of tax laws, regulations or cases. PwC rendered no tax services to the Company during the 2008 and 2007 fiscal years.

        All Other Fees.    All other fees represent the aggregate fees billed to us or estimated to be billed to us for products or services provided to us by PwC, other than the services reported in the above categories. The fees in 2008 related primarily to assistance with employee surveys.

        The Audit Committee has considered whether the provision of non-audit services by PwC is compatible with maintaining auditor independence and has determined that auditor independence has not been compromised.

Pre-approval Policies and Procedures

        The Audit Committee charter provides that the Audit Committee is responsible for pre-approving all audit services and permitted non-audit services to be performed for the Company by the independent registered public accounting firm. The charter allows the Audit Committee to delegate to subcommittees consisting of one or more members of the Audit Committee the authority to grant pre-approvals of audit and permitted non-audit services between Audit Committee meetings, so long as the subcommittee reports any pre-approval decisions to the full Audit Committee at the Committee's next scheduled meeting. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the independent registered public accounting firm. The policy requires advance approval by the Audit Committee of all audit and non-audit work. Unless the specific service has been previously pre-approved with respect to the 12-month period following the advance approval, the Audit Committee must approve a service before the independent registered public accounting firm is engaged to perform the service. The Audit Committee has given advance approval for specified audit, audit-related and tax services for 2009. Requests for services that have received this pre-approval are subject to specified fee or budget restrictions as well as internal management controls. All of the fees paid to the independent registered public accounting firm in 2008 and 2007 were pre-approved by the Audit Committee in accordance with its charter, its policies and procedures, and pursuant to applicable rules of the SEC.

        The Audit Committee charter is available through the Corporate Governance link on our website at www.cornellcompanies.com and to any shareholder upon request.

Audit Committee Report

        The Audit Committee consists entirely of independent directors and operates under a written charter described above. Management is responsible for our internal controls, preparation of our financial statements and the financial reporting processes. The independent public accountants are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent public accountants. Management represented to the Audit Committee that our financial statements for the year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required by statement on Auditing Standards No. 61, as amended; (iii) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence; and (iv) discussed with the independent accountant its independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

The Audit Committee:
Alfred J. Moran, Jr., Chairman Anthony R. Chase D. Stephen Slack

 PROPOSAL NO. 3
APPROVAL OF AMENDMENTS TO 2006 EQUITY INCENTIVE PLAN AND REAPPROVAL OF PERFORMANCE GOALS THAT MAY APPLY TO AWARDS UNDER PLAN

        At the Annual Meeting, the shareholders of the Company will be asked to approve amendments to the 2006 Equity Incentive Plan (the "2006 Plan") to (a) increase the number of shares of Common Stock that may be issued under the 2006 Plan by an additional 865,000 shares, to an aggregate of 2,265,000 shares, and provide that, for purposes of computing how many shares of Common Stock remain available for awards under the 2006 Plan, each share of Common Stock that is granted in an award under the 2006 Plan after June 18, 2009, in a form other than an option or a stock appreciation right (a "Full-Value Award") will be counted against that 2,265,000 share limit as 1.6 shares (currently, the shares of Common Stock granted under a Full-Value Award are counted against the share limit as 2 shares for each share awarded) (b) add provisions to the 2006 Plan that allow the award of cash incentive awards that qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the performance goals that may be applicable to the cash incentive awards, (c) revise the name of the 2006 Plan to "Cornell Companies, Inc. 2006 Incentive Plan" and (d) make certain conforming amendments to the 2006 Plan. In addition, the shareholders of the Company will be asked to reapprove the material terms of the performance criteria that may apply to performance-based awards previously authorized to be granted under the 2006 Plan. This approval is necessary to generally preserve the Company's federal income tax deduction for performance-based compensation paid to certain executive officers under Section 162(m) of the Internal Revenue Code. Upon approval of the 2006 Plan by shareholders, the Company will no longer grant awards under its 2000 Broad Based Employee Plan or issue shares under the Deferred Compensation Plan.

        Section 162(m) of the Internal Revenue Code and the guidance issued by the Internal Revenue Service thereunder generally prohibit the Company from deducting for federal income tax purposes compensation in excess of $1 million that is paid to each of the chief executive officer and the other three highest compensated officers of the Company (excluding the chief financial officer). That deduction limit does not apply, however, to performance-based compensation that satisfies the requirements of Section 162(m) of the Internal Revenue Code.

        The 2006 Plan was adopted by the Board of Directors in May 2006 and it became effective on June 29, 2006 when it was approved by the shareholders at the 2006 Annual Meeting. As originally adopted, the 2006 Plan allowed for the award of certain performance-based equity awards that satisfy the performance-based compensation requirements of Section 162(m) of the Internal Revenue Code, but did not allow for the award of cash incentive awards that satisfy those requirements. The Company currently makes annual cash incentive awards to certain officers of the Company and would like for certain of those awards to be capable of satisfying the performance-based compensation requirements of Section 162(m) of the Internal Revenue Code.

        In April 2009 the Board of Directors approved the amendments to the 2006 Plan which are described above, subject to shareholder approval. The Board of Directors adopted the amendments to the 2006 Plan because it believes that:

  •
  Additional shares for awards under the 2006 Plan are necessary to attract new employees and executives;

  •
  Additional shares for awards under the 2006 Plan are needed to further the goal of retaining and motivating existing personnel;

  •
  The issuance of incentive awards to our employees is an integral component of the Company's compensation policy; and

  •
  The inclusion of the cash award feature will, subject to shareholder approval of the amendments to the 2006 Plan, allow the Company to deduct for federal income tax purposes all cash incentive award compensation that satisfies the performance-based compensation requirements of Section 162(m) of the Internal Revenue Code.

        Under the 2006 Plan, as of April 15, 2009, there are (a) 563,031 shares of common stock that have been granted under Full Value Awards outstanding, and (b) 239,938 shares of Common Stock available for the grant of future awards (including shares under awards previously granted under the 2006 Plan that have been cancelled or forfeited as of such date). As amended, the 2006 Plan will allow for the grant of awards to purchase or receive up to 2,265,000 shares of Common Stock, of which 1,104,938 shares will be available for the grant of future awards (plus any shares that might in the future be returned to the 2006 Plan as a result of cancellations, forfeitures or expirations of currently outstanding awards). The key provisions of the amended 2006 Plan are summarized below.

Approval of Material Terms of Performance Goals under the 2006 Plan

        The deduction limit in Section 162(m) of the Internal Revenue Code does not apply to performance-based compensation that satisfies the requirements of Section 162(m) of the Internal Revenue Code. The requirements of Section 162(m) of the Internal Revenue Code for performance-based compensation include shareholder approval of the material terms of the performance goals under which the compensation is paid. The material terms include (1) the employees eligible to receive compensation upon attainment of a goal, (2) the business criteria on which the goals may be based, and (3) the maximum amount payable to an employee upon attainment of a goal. Those terms were approved by the shareholders of the Company at the 2006 Annual Meeting with respect to performance share awards, performance unit awards and performance-based restricted stock and restricted stock unit awards to be granted under the 2006 Plan but have not yet been approved with respect to cash incentive awards to be granted under the 2006 Plan, as proposed to be amended.

        The current provisions of the 2006 Plan grant the Compensation Committee the flexibility to establish performance targets that may differ among awards that qualify as performance-based compensation awards therefore it is necessary to periodically obtain re-approval by the Company's shareholders of the material terms of the 2006 Plan performance goals. Department of Treasury Regulation §1.162-27(e)(4)(vi) provides that if a company's compensation committee has the authority to change the targets under a performance goal, the material terms of the performance goal must be disclosed to, and reapproved by, shareholders on a periodic basis. The shareholder approval of the material terms of the performance goal remains effective until the first shareholders meeting that occurs in the fifth year following the year in which shareholders previously approved the performance goal. For awards granted after that deadline, new shareholder approval would be required.

        It is necessary to obtain shareholder re-approval of the performance goals for performance share awards, performance unit awards and performance-based restricted stock and restricted stock unit awards that are currently authorized to be granted under the 2006 Plan before amounts are paid under such awards that are granted in the future if such future awards are to qualify as performance-based compensation that is exempt from the deduction limitation in Section 162(m) of the Internal Revenue Code. In addition, it is necessary to obtain shareholder approval of the performance goals for new cash incentive awards that may be granted under the amendments to the 2006 Plan if such awards are to qualify as performance-based compensation that is exempt from the deduction limitation in Section 162(m) of the Internal Revenue Code.

Performance Goals

        The following summary of the material features of the performance goals for performance-based awards under the amended 2006 Plan is qualified by reference to the copy of the 2006 Plan (restated in its entirety to include the amendments) which is attached to this proxy statement as Appendix A.

        Performance share awards, performance unit awards, performance-based restricted stock and restricted stock unit awards may be granted under the 2006 Plan to any employee of the Company or an affiliate, a consultant or advisor engaged by the Company or an affiliate to render consulting or advisory services and who is compensated for such services or who is a member of the board of directors of an affiliate or any member of the Board of Directors. Cash incentive awards may be granted under the amendments to the 2006 Plan to key executive employees of the Company or an affiliate who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company.

        Under the 2006 Plan, to the extent an award to a "covered employee" (as defined in Section 162(m) of the Internal Revenue Code and the regulations or other guidance promulgated by the Internal Revenue Service under Section 162(m) of the Internal Revenue Code) ("Covered Employee") is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum aggregate number of Shares subject to all such awards granted to such Covered Employee in a single year shall be 250,000, subject to adjustments as provided in the Plan. The maximum amount that may be paid under all cash incentive awards granted to a key executive employee of the Company or an affiliate during a calendar year is $2,000,000.

        Under the 2006 Plan, performance share awards, performance unit awards, performance-based restricted stock and restricted stock unit awards and cash incentive awards are subject to the satisfaction of one or more performance goals during the applicable performance period. Performance goals for such awards will be determined by the Compensation Committee and will be designed to support the Company's business strategy and align participants' interests with shareholder interests. Performance goals for performance share awards, performance unit awards, performance-based restricted stock and restricted stock unit awards and cash incentive awards to Covered Employees are based on the criteria contained in the 2006 Plan, including one or more of the following business criteria which were previously approved at the 2006 Annual Meeting by the shareholders of the Company for the grant of performance share awards, performance unit awards and performance-based restricted stock and restricted stock unit awards under the 2006 Plan: (i) revenue; (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (iii) funds from operations; (iv) funds from operations per share; (v) operating income; (vi) pre or after tax income; (vii) cash available for distribution; (viii) cash available for distribution per share; (ix) net earnings; (x) earnings per share; (xi) return on equity; (xii) return on assets; (xiii) share price performance; (xiv) improvements in the Company's attainment of expense levels; and (xv) implementing or completion of critical projects, or improvement in cash-flow (before or after tax).

        Achievement of the goals may be measured:

  •
  individually, alternatively or in any combination;

  •
  with respect to the Company, one or more business units, or any combination of the foregoing;

  •
  on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and

  •
  including or excluding items determined to be unusual or nonrecurring events affecting the Company, any affiliate, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate, provided, however, that no award that is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code shall be adjusted in an manner that is not allowed by Section 162(m) of the Internal Revenue Code.

        The Compensation Committee may, in its discretion, decrease the amount payable under any award. The Compensation Committee may, in its discretion, increase the amount payable under an award to a participant who is not a Covered Employee. The Compensation Committee may not increase the amount payable under an award to a participant who is a Covered Employee.

        It is anticipated that the Compensation Committee will make future grants of performance share awards, performance unit awards, performance-based restricted stock and restricted stock unit awards and cash incentive awards that will align the interests of the Company's officers and key employees with the interests of the Company's shareholders and will incentivize the Company's officers and key employees to achieve specific financial performance goals. No cash incentive awards will be granted under the 2006 Plan to a Covered Employee unless the Company's shareholders approve Proposal 3.

The Board of Directors unanimously recommends voting "For" Proposal No. 3.

Summary of 2006 Plan, as proposed to be amended

        The following is a general summary of the material provisions of the amended 2006 Plan and is qualified in its entirety by the full text of the amended 2006 Plan (restated in its entirety to include the amendments), which is attached to this proxy statement as Appendix A.

        Purpose and Eligibility.    The 2006 Plan's purpose is to promote the interests of the Company and its shareholders by (i) attracting and retaining employees, directors, and consultants of the Company and its affiliates, (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals, and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

        At the discretion of the Compensation Committee, any employee or consultant of the Company or its affiliates (including a non-employee director of an affiliate) may be granted an award under the 2006 Plan and, at the discretion of the Board of Directors, any non-employee director of the Company may be granted an award under the 2006 Plan. Only those individuals who are, on the dates of grant, key employees of the Company or any parent corporation or subsidiary corporation are eligible for grants of incentive stock options under the 2006 Plan. The only persons who are eligible to receive cash incentive awards under the 2006 Plan are key executive employees of the Company or an affiliate who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company.

        Administration.    The Compensation Committee (or a subcommittee comprised of at least two of its members) or, in the case of the non-employee directors of the Company, the Board of Directors, shall administer the 2006 Plan (the "Plan Committee"). The Plan Committee will select the participants who will receive awards, determine the type and terms of awards to be granted, including the amount of each award, the times at which each award will be exercisable or vested, and the performance goals, if any, that may apply with respect to each award and will take any other action the Plan Committee deems necessary or desirable for the administration of the 2006 Plan. Unless otherwise expressly provided in the 2006 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2006 Plan or any award issued under the plan shall be within the sole discretion of the Plan Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including any participant or other holder or beneficiary of any award. The Plan Committee cannot reprice, replace or regrant a stock option or stock appreciation right ("SAR") issued under the 2006 Plan through cancellation or by lowering the exercise price without prior shareholder approval. No award may be granted under the 2006 Plan on or after the tenth anniversary of the date of approval of the plan by the Board of Directors.

        Plan Amendment and Termination.    The Board of Directors may terminate or amend the 2006 Plan at any time. However, without shareholder approval, the Board of Directors (i) cannot increase the number of shares of Common Stock authorized and available for awards under the 2006 Plan, (ii) grant awards encompassing rights to purchase Common Stock with per share grant, exercise or purchase prices of less than fair market value on the date of original grant, except for adjustments to prevent dilution or enlargement of the benefits or potential benefits under the 2006 Plan, (iii) permit a change in the class of individuals eligible to receive awards, or (iv) materially increase the benefits under the 2006 Plan.

        Shares Available Under the 2006 Plan.    Under the amended 2006 Plan, a total of 2,265,000 shares of Common Stock are authorized for the grant of awards under the plan, all of which may be granted pursuant to incentive stock options. These shares of Common Stock will be in a "fungible pool" with shares subject to Full-Value Awards counted against this limit as two (2) shares for every one (1) share granted for Full-Value Awards that are granted under the Plan before June 18, 2009, and as one and six tenths (1.6) shares for every one (1) share granted for Full-Value Awards that are granted under the Plan on or after June 18, 2009, and any shares subject to any other type of award to be counted against this limit as one (1) share for every one (1) share granted.

        The maximum aggregate number of shares of Common Stock with respect to non-qualified stock options, SARs, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards and other stock-based awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code which may be granted during a calendar year to a key employee of the Company who is or may become a Covered Employee is 250,000. The maximum aggregate amount with respect to which cash incentive awards may be awarded to a Covered Employee of the Company during a year may not exceed in value $2,000,000. Such limitations are subject to adjustment in accordance with the 2006 Plan.

        Any shares of Common Stock related to awards under the 2006 Plan which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Common Stock, or are exchanged with the Plan Committee's permission for awards not involving shares of Common Stock, will be available again for grant under the 2006 Plan. The full number of SARs granted that are to be settled by the issuance of shares of Common Stock will be counted against the number of shares of Common Stock available for award under the 2006 Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such SARs. Any Shares of Common Stock that again become available for grant pursuant to the above-described provisions of the 2006 Plan will be added back as (a) two (2) shares if such shares were subject to Full Value Awards that are granted under the Plan before June 18, 2009, (b) one and six tenths (1.6) shares if such shares were subject to Full Value Awards that are granted under the Plan on or after June 18, 2009, and (c) as one (1) share if such shares were subject to any other type of award.

        Any shares of Common Stock delivered pursuant to an award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        The Plan Committee may make adjustments to the share limitations, if appropriate, as a result of certain actions by the Board of Directors or the shareholders that affect the Company's Common Stock to prevent dilution or enlargement of the benefits or potential benefits intended under the 2006 Plan.

        Types of Awards.    Stock options (both non-qualified stock options and incentive stock options), SARs, restricted stock, restricted stock units, performance shares, performance units, stock compensation, other stock-based awards and cash incentive awards may be granted under the 2006 Plan.

        Stock Options.    The Plan Committee may grant options under the 2006 Plan to eligible persons in such number and upon such terms as the Plan Committee may determine, subject to the terms and provisions of the 2006 Plan. The Plan Committee may award incentive stock options intended to satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code.

        The price at which shares of Common Stock may be purchased under an option shall be determined by the Plan Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. No incentive stock option may be granted to any person who, at the time the option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

        Unless a shorter term is specified in an option agreement or is an incentive stock option described in the prior paragraph, an option shall expire on the tenth anniversary of the date the option is granted.

        The Plan Committee shall specify in the option agreement the time and manner in which each option may be exercised. The Plan Committee will determine the form in which payment of the exercise price may be made.

        Unless otherwise provided in the applicable option agreement, no incentive stock option or non-qualified stock option granted under the 2006 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All options granted to an optionee under the 2006 Plan shall be exercisable during the lifetime of the optionee only by the optionee or, if permissible under applicable law, his or her guardian or legal representative or by a transferee receiving such award pursuant to a qualified domestic relations order as determined by the Plan Committee ("QDRO"), and, after that time, by the optionee's heirs or estate.

        To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options first become exercisable by a holder of such award in any calendar year exceeds $100,000, taking into account both shares of Common Stock subject to incentive stock options under the 2006 Plan and Common Stock subject to incentive stock options under all other plans of the Company, such options shall be treated as non-qualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Plan Committee may designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

        SARs.    The 2006 Plan authorizes the Plan Committee to issue SARs to eligible persons in such number and upon such terms and conditions determined by the Plan Committee. A SAR granted under the 2006 Plan confers upon a recipient a right to receive, upon exercise of such SAR, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR, which shall not be less than 100 percent of the fair market value of one share of Common Stock on the date of grant of the SAR. The Plan Committee will determine the expiration date of a SAR which cannot be more than ten years after the date of grant.

        Except as otherwise provided in an award agreement, no SAR granted under the 2006 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an award agreement, all SARs granted to a holder under the 2006 Plan shall be exercisable during his or her lifetime only by such holder or, if permissible under applicable law, his or her guardian or legal representative or by a transferee receiving such award pursuant to a QDRO, and after that time, by such holder's heirs or estate.

        Restricted Stock.    Under the 2006 Plan, the Plan Committee may award restricted stock to eligible persons in such numbers and upon such terms as the Plan Committee shall determine. The amount of, and the vesting and the transferability restrictions applicable to, any award of restricted stock will be determined by the Plan Committee. Unless otherwise provided in the applicable award agreement, the recipient of the restricted stock will have all the rights of a shareholder with respect to the shares of restricted stock included in the restricted stock award during the restriction period established for the restricted stock award. Dividends paid with respect to restricted stock may be paid currently to the holder of the award or made subject to the transfer and forfeiture restrictions applicable to the shares of restricted Common Stock with respect to which such dividend is paid. Restricted stock will not vest until the restrictions expire or performance criteria associated with the award are met.

        Restricted Stock Units.    The 2006 Plan authorizes the Plan Committee to grant restricted stock units to eligible persons in such amounts and upon such terms as the Plan Committee shall determine. The amount of, and the vesting and the transferability restrictions applicable to, any restricted stock unit award shall be determined by the Plan Committee. A restricted stock unit is similar in nature to restricted stock except that no shares of Common Stock are actually transferred to the holder of such award until a later date specified in the applicable award agreement. Each restricted stock unit shall have a value equal to the fair market value of a share of Common Stock. A restricted stock unit may not vest until the restrictions expire or performance criteria associated with the award are met. Each recipient of restricted stock units shall have no rights of a shareholder with respect to such recipient's restricted stock units. A holder of a restricted stock unit award shall have no voting rights with respect to any restricted stock unit awards.

        Performance Share and Performance Unit Awards.    Under the 2006 Plan, the Plan Committee may grant performance shares and performance unit awards to eligible persons in such amounts and upon such terms as the Plan Committee shall determine. A award holder's rights to performance shares and performance units will vest based upon the achievement of certain performance goals.

        The amount of, and the vesting and the transferability restrictions applicable to, any performance shares or performance unit award shall be based upon the attainment of such performance goals as the Plan Committee may determine. A performance goal for a particular performance share or performance unit award must be established by the Plan Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A performance goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the business criteria set forth below in the section entitled "Performance Criteria". Prior to the payment of any compensation based on the achievement of performance goals, the Plan Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.

        It is intended that the 2006 Plan will conform with the standards of section 162(m) of the Internal Revenue Code and Treasury Regulations § 1.162-27(e)(2)(i). Neither the Plan Committee nor the Board of Directors may increase the amount of compensation payable under a performance share award or performance unit award. If the time at which any performance share award or performance unit award will vest is accelerated, the number of shares of Common Stock subject to, or the amount payable under, such award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

        Stock Compensation.    The Plan Committee has the authority to make an award in lieu of all or a portion of the cash compensation payable under any compensation program of the Company. The number and type of shares distributed, as well as the terms and conditions of any stock compensation, shall be determined by the Plan Committee.

        Other Stock-Based Awards.    The Plan Committee may grant other types of stock-based or stock-related awards not otherwise described above in such amounts and subject to such terms and conditions as the Plan Committee may determine.

        Cash Incentive Awards.    The Compensation Committee may grant cash incentive awards to key executive employees of the Company or an affiliate who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company

        Cash incentive awards will be payable in cash. Subject to the terms and provisions of the 2006 Plan, the Compensation Committee will determine the material terms of cash incentive awards, including the amount of the award, any vesting or transferability restrictions, and the performance period over which the performance goal of such award shall be measured.

        The amount of and the vesting restrictions applicable to any cash incentive award shall be based upon the attainment of such performance goals as the Compensation Committee may determine. A performance goal for a particular cash incentive award must be established by the Compensation Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A performance goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the business criteria set forth below in the section entitled "Performance Criteria".

        Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Prior to the payment of any compensation based on the achievement of performance goals, the Compensation Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.

        It is intended that the 2006 Plan will conform with the standards of section 162(m) of the Internal Revenue Code and Treasury Regulations §1.162-27(e)(2)(i). Neither the Compensation Committee nor the Board of Directors may increase the amount of compensation payable under a cash incentive award. If the time at which any cash incentive award will vest is accelerated, the amount payable under such award shall be reduced pursuant to Department of Treasury Regulation §1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

        No cash incentive awards will be granted under the 2006 Plan unless the shareholder approval requirements of Department of Treasury Regulation §1.162-27(e)(4) are satisfied.

        Performance Criteria.    The vesting of restricted stock, restricted stock units, performance awards and cash incentive awards may be subject to the attainment of performance goals determined by the Plan Committee based on one or more of the following criteria: (i) revenue; (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (iii) funds from operations; (iv) funds from operations per share; (v) operating income; (vi) pre or after tax income; (vii) cash available for distribution; (viii) cash available for distribution per share; (ix) net earnings; (x) earnings per share; (xi) return on equity; (xii) return on assets; (xiii) share price performance; (xiv) improvements in the Company's attainment of expense levels; and (xv) implementing or completion of critical projects, or improvement in cash-flow (before or after tax).

        Change of Control.    In the event of a Change of Control, as defined in the 2006 Plan, (i) any outstanding stock option, SAR, restricted stock award, and performance share award will automatically vest (unless otherwise provided in the award agreement), (ii) any restricted stock unit and performance unit awards will vest on the date of the Change of Control and will be paid on the date of the change of control if such payment is permissible under Section 409A of the Internal Revenue Code and if not permissible then on the payment date set forth in the applicable award agreement (unless otherwise provided in the award agreement) and (iii) any cash incentive award will vest on the date of the Change of Control as if the target/expect level of performance required for vesting of the award was accomplished for the performance period and will be paid on the date of the change of control if such payment is permissible under Section 409A of the Internal Revenue Code and if not permissible then on the payment date set forth in the applicable award agreement (unless otherwise provided in the award agreement).

        Upon a Change of Control, the Board of Directors may also take any one or more of the following actions: (i) provide for the purchase of any outstanding awards by the Company; (ii) make adjustments to any outstanding awards; or (iii) allow for the assumption or substitution of outstanding awards by the acquiring or surviving corporation.

        Federal Income Tax Consequences Relating to Awards.    The following is a general description of the U.S. federal income tax consequences generally applicable to the Company and a recipient of an incentive stock option, non-qualified stock option, SAR, restricted stock award, restricted stock unit award, performance share, performance unit award, cash-based award, other stock-based award or cash incentive award granted under the 2006 Plan.

        Incentive Stock Options.    When the Plan Committee grants an employee an incentive stock option to purchase shares of Common Stock under the 2006 Plan, the employee will not be required to recognize any U.S. federal taxable income as a result of the grant or as a result of the employee's exercise of the incentive stock option; however, the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an incentive stock option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long-term capital gain (or loss) and the Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the incentive stock option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

        However, if the employee sells the shares acquired upon exercise of an incentive stock option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction. The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

        Non-Qualified Stock Options.    When the Plan Committee grants a non-qualified stock option to purchase shares of Common Stock under the 2006 Plan, the recipient will not be required to recognize any U.S. federal taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the non-qualified stock option. Generally, the measure of the income will be equal to the difference between the fair market value of the shares of Common Stock acquired on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the non-qualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the non-qualified stock option. The income reportable on exercise of the non-qualified stock option by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a non-qualified stock option.

        Additional special rules apply if a participant exercises a non-qualified stock option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

        SARs.    The grant of a SAR under the 2006 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company, at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. Generally, the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

        Restricted Stock.    The grant of a restricted stock award under the 2006 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company, at the time of grant unless the recipient timely makes an election under section 83(b) of the Internal Revenue Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income realized by an employee is subject to federal tax withholding. The Company will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and the Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and the Company will not be entitled to deductions with respect to the dividends.

        Restricted Stock Unit Awards.    The grant of a restricted stock unit award under the 2006 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a restricted stock unit award vests the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of the shares of Common Stock subject to the award at the time the restricted stock unit award is settled.

        Performance Share and Performance Unit Awards.    Performance share awards granted under the 2006 Plan generally have the same tax consequences as restricted stock awards as discussed above (except that the compensation deduction limitation described below generally will not apply). A recipient of a performance unit award under the 2006 Plan generally will not realize U.S. federal taxable income at the time of grant of the award, and the Company will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction.

        Cash-Based Awards and Other Stock-Based Awards.    The grant of a cash-based award under the 2006 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a cash-based award is settled in cash, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the amount of cash received by the recipient of the award at the time the cash-based award is settled. Other stock-based awards granted under the 2006 Plan generally have the same tax consequences as restricted stock unit awards.

        Cash Incentive Awards.    Upon payment of a cash incentive award, an employee is required to recognize ordinary income in the amount paid by the Company under the award and the Company will be entitled to a corresponding deduction.

        Compensation Deduction Limitation.    Under section 162(m) of the Internal Revenue Code, the Company's federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include the Company's Chief Executive Officer and the next three highest compensated officers. Section 162(m) of the Internal Revenue Code provides an exception to this limitation for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". The Company believes that non-qualified stock options to purchase shares of Common Stock, SARs, and performance based awards granted under the 2006 Plan (including cash incentive awards) generally should qualify as performance based compensation for purposes of section 162(m) of the Internal Revenue Code.

        Compliance with Section 409A.    Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder.

        Parachute Payments.    Under the so-called "golden parachute" provisions of the Internal Revenue Code, the accelerated vesting of options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the Company.

        Withholding.    Awards under the 2006 Plan to employees (other than incentive stock options) will generally be subject to tax withholding. Where an award results in income subject to withholding, the Company may require the employee to remit the withholding amount to the Company or cause shares of Common Stock to be withheld or sold in order to satisfy the tax withholding obligations.

 PROPOSAL NO. 4
APPROVAL OF AMENDMENTS TO 2000 DIRECTOR STOCK PLAN

        At the Annual Meeting, the shareholders of the Company will be asked to approve amendments to the 2000 Director Stock Plan (the "2000 Plan") to (a) increase the number of shares of common stock issuable under the 2000 Plan by an additional 60,000 shares, to an aggregate of 260,000 shares and (b) confirm that only non-employee Directors shall be eligible for participation in the 2000 Plan.

        The 2000 Director Stock Plan, as amended (the "2000 Plan") was initially adopted in 2000 to enable the Company to pay all or part of the compensation of its directors in shares of Common Stock. An aggregate of 200,000 shares of Common Stock is currently reserved for issuance under the 2000 Plan. As of April 15, 2009, there were 10,652 shares of Common Stock available for issuance under the 2000 Plan. In the opinion of the Board of Directors, it is appropriate to amend the 2000 Plan to increase such number of shares available for issuance. In view of the foregoing, the Board of Directors of the Company has approved an amendment to the 2000 Plan (the "2000 Plan Amendment") which establishes the maximum number of shares of Common Stock that may be issued under the 2000 Plan to be increased by 60,000 to 260,000 shares of Common Stock. The Board of Directors has directed that such 2000 Plan Amendment be submitted to the shareholders for approval. If Proposal No. 4 is approved:

  (a)
  Section 9(a) of the 2000 Plan shall be amended to read as follows:

  "Section 9(a) Subject to adjustment as provided in Section 9(b) hereof, the aggregate number of shares of Stock which may be issued under the Plan shall not exceed 260,000 shares. Shares of Stock to be issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued shares of Stock or from issued shares of Stock reacquired by the Company and held in treasury."

  (b)
  Section 2 shall be amended to read as follows:

  "Section 2 Each non-employee member of the Board of Directors of the Company (the "Board") or any of its subsidiaries (a "Director") shall be eligible for participation in the Plan."

The Board of Directors unanimously recommends voting "For" Proposal No. 4

Description of the 2000 Plan

        The following is a general summary of the material provisions of the 2000 Plan and is qualified in its entirety by the full text of the 2000 Plan as proposed to be amended (restated in its entirety and includes the proposed amendments), which is attached to this proxy statement as Appendix B. Capitalized terms not defined in the summary are defined in the plan documents.

General

        The 2000 Plan provides each non-employee director the right to elect to have any part or all of his director fees paid in the form of Common Stock. Each non-employee member of the Board of Directors of the Company or any of its subsidiaries is eligible for participation in the 2000 Plan. Directors who are also employees do not receive compensation for serving as directors. The shares of Common Stock issued under the 2000 Plan will be either authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company and held in treasury.

        Shares of Common Stock issued in lieu of director fees will be issued as soon as reasonably practicable following the end of each calendar quarter, and the number of shares will be based on the average of the closing sales prices for the Common Stock as published in The Wall Street Journal for the last trading day of each month in such calendar quarter. The 2000 Plan became effective

February 25, 2000 and will remain in effect until terminated by the Board of Directors or the shareholders of the Company.

Elections

        Prior to January 1 of each year in which director fees are to be earned or, in the case of an individual who becomes a director during a calendar year, on or prior to the date of his or her election as a director, each director shall make a written election specifying the portion of his or her director fees to be paid in shares of Common Stock. The election will be irrevocable until the next annual election of directors. In 2008, the directors eligible to participate in the 2000 Plan earned an aggregate of 19,976 shares of Common Stock of the Company pursuant to their elections to have their director fees paid in shares of Common Stock. The amount of shares of Common Stock the outside directors as a group will be eligible to receive in 2009 is not determinable.

Vesting

        All shares of Common Stock issued pursuant to the 2000 Plan will be restricted and will vest six months after the date on which the fees related to such shares of Common Stock were earned.

        In the event of a Change of Control of the Company, all restrictions with respect to the shares of Common Stock issued pursuant to the 2000 Plan will lapse. For purposes of the 2000 Plan, a Change of Control will be deemed to occur at such time as (1) the Company merges with or into, consolidates with, or sells or otherwise transfers all or substantially all of its assets to another entity or (2) a single person or entity and/or group of entities acting in concert acquires all or substantially all of the Company's outstanding Common Stock.

Administration

        Subject to the terms of the 2000 Plan and the requirements of applicable law, the Compensation Committee of the Board of Directors will interpret and administer the 2000 Plan. Decisions of the Compensation Committee will be final, conclusive and binding on all parties.

Adjustments

        The Compensation Committee may adjust the number of shares of Common Stock subject to the 2000 Plan to recognize the effect that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation or any other corporate transaction or event having an effect similar to any of the foregoing.

Tax Treatment

Cash Payment

        A director will recognize ordinary income equal to the amount of director fees received in cash during a calendar year.

Stock Election

        A director who elects to receive payment of director fees in Common Stock should recognize ordinary income upon receipt of the Common Stock in an amount equal to the fair market value of the shares received on the date of receipt. Upon disposition of any shares acquired under the 2000 Plan, a director will recognize capital gain or loss, which will be long-term or short-term depending upon whether or not the director held such shares for more than one year, equal to the difference between the amount realized upon the disposition and the director's basis in the shares.

The Company

        The Company will be entitled to a Federal income tax deduction equal to the amount of ordinary income recognized by the director, at the same time the director is required to recognize the ordinary income.

Amendment of the 2000 Plan

        The Board of Directors may from time to time amend the 2000 Plan. However, no amendment may without shareholder approval (1) materially increase the benefits accruing to participants under the 2000 Plan, (2) materially increase the number of shares of Common Stock that may be issued under the 2000 Plan, or (3) materially modify the requirements as to eligibility for participation in the 2000 Plan. In addition, the 2000 Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

        The following table summarizes as of December 31, 2008 certain information regarding equity compensation to our employees, officers, directors, and other persons under our plans:

Plan Category	(A) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)
Equity compensation plans approved by security holders	408,825	$15.82	746,317	(1)
Equity compensation plans not approved by security holders	76,874	$10.83	266,753	(2)

Total	485,699	$15.03	1,013,070

    (1)
    Includes 133,550 shares issuable pursuant to our Employee Stock Purchase Plan and 43,623 shares issuable pursuant to our 2000 Director Stock Plan. Also includes 569,144 shares issuable pursuant to our 2006 Equity Incentive Plan.

    (2)
    Includes 100,000 shares issuable pursuant to our Deferred Compensation Plan and 166,753 shares issuable pursuant to our 2000 Broad-Based Employee Plan. The number of shares issuable pursuant to our 2000 Broad-Based Plan (Broad-Based Plan) is equal to the greater of 400,000 shares or 4.0% of the shares issued and outstanding immediately after the grant of any option under the Broad-Based Plan. As noted above, upon shareholder approval of Proposal No. 3, amendments to our 2006 Equity Incentive Plan, the Company will no longer grant awards under its Broad-Based Plan or issue shares under the Deferred Compensation Plan.

        The following table summarizes as of April 15, 2009 certain information regarding equity compensation to our employees, officers, directors, and other persons under our plans:

Plan Category	(A) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights		(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)
Equity compensation plans approved by security holders	445,400	$15.99	(1)	366,091	(2)
Equity compensation plans not approved by security holders	69,282	$10.79	(3)	271,795	(4)

Total	514,682	$15.29	(5)	637,886

    (1)
    The weighted average remaining life is 6.95 years.

    (2)
    Includes 115,294 shares issuable pursuant to our Employee Stock Purchase Plan and 10,859 shares issuable pursuant to our 2000 Director Stock Plan. Also includes 239,938 shares issuable pursuant to our 2006 Equity Incentive Plan. As of April 15, 2009, there are 563,031 shares of common stock that have been granted under Full Value Awards outstanding under the 2006 Equity Incentive Plan.

    (3)
    The weighted average remaining life is 4.28 years.

    (4)
    Includes 100,000 shares issuable pursuant to our Deferred Compensation Plan and 171,795 shares issuable pursuant to our 2000 Broad-Based Employee Plan. The number of shares issuable pursuant to our 2000 Broad-Based Plan (Broad-Based Plan) is equal to the greater of 400,000 shares or 4.0% of the shares issued and outstanding immediately after the grant of any option under the Broad-Based Plan. As noted above, upon shareholder approval of Proposal No. 3, amendments to our 2006 Equity Incentive Plan, the Company will no longer grant awards under its Broad-Based Plan or issue shares under the Deferred Compensation Plan.

    (5)
    The weighted average remaining life for all securities to be issued upon exercise of outstanding options, warrants, and rights is 6.59 years.

 PROPOSAL NO. 5

SHAREHOLDER PROPOSAL
PROVIDE SEMI-ANNUAL REPORTS TO SHAREHOLDERS REGARDING THE COMPANY'S POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATION DUES

        Mercy Investment Program, 205 Avenue C, #10E, New York, New York 10009, holder of 200 shares of Common Stock, has given formal notice that it will introduce a resolution at the Annual Meeting. The Company is not responsible for such proposal, which provides as follows:

Corporate Political Contributions and Trade Association Dues
Cornell Companies—2009

Resolved: the shareholders of Cornell Companies hereby request that our Company provide a report, updated semi-annually, disclosing our Company's:

  1.
  Policies and procedures for political contributions and expenditures, both direct and indirect, made with corporate funds.

  2.
  Monetary and non-monetary political contributions and expenditures not deductible under section 162(e)(1)(B) of the Internal Revenue Code, including but not limited to contributions to or expenditures on behalf of political candidates, political parties, political committees and other political entities organized and operating under 26 USC Sec. 527 of the Internal Revenue Code and any portion of any dues or similar payments made to any tax exempt organization that is used for an expenditure or contribution if made directly by the corporation would not be deductible under section 162(e)(1)(B) of the Internal Revenue Code. The report shall include the following:

  (a)
  An accounting of our Company's funds that are used for political contributions or expenditures as described above;

  (b)
  Identification of the person or persons in our Company who participated in making the decisions to make political contribution or expenditure; and

  (c)
  The internal guidelines or policies, if any, governing our Company's political contributions and expenditures.

This report shall be presented to the Board of Directors' Audit Committee or other relevant oversight committee and posted on our Company's website to reduce costs to shareholders.

Supporting Statements

        As long-term shareholders of Cornell Companies, we support transparency and accountability to corporate spending on political activities. A significant number of investors agree. The tally at last year's annual shareholder meeting, showed 34% of shares voted supporting our request.

        The activities, for which we seek transparency and accountability, include direct and indirect political contributions to candidates, political parties or political organizations; independent expenditures; or electioneering communications on behalf of a federal, state or local candidate.

        Disclosure is consistent with public policy, in the best interest of the company and its shareholders, and critical for compliance with recent federal ethics legislation. Absent a system of accountability, company assets can be used for policy objectives that may be inimical to the long-term interests of and may pose risks to the company and its shareholders.

        Relying on publicly available data does not provide a complete picture of the Company's political expenditures. For example, the Company's payments to trade associations used for political activities are undisclosed and unknown. In many cases, even management does not know how trade associations use their company's money politically. The proposal asks the Company to disclose all political contributions, including payments to trade associations and other tax exempt organizations. This would bring our Company in line with a growing number of leading companies, including Pfizer, Aetna, and American Electric Power that support political disclosure and accountability and present this information on their websites.

        The Company's Board and shareholders need complete disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

        Cornell Companies, Inc. Board of Directors Statement In Opposition to Mercy Investment Shareholder Proposal

        Why the Board Unanimously Recommends that Shareholders Vote Against the Proposal

        A similar proposal was considered by the Board of Directors and voted on in connection with the Company's 2008 Annual Meeting of Shareholders. A majority of votes cast in 2008 were voted against the proposal. The Board continues to believe that adoption of the proposal is not in the best interest of the Company of shareholders and again recommends a vote against the proposal.

        Public reporting of political contributions is already subject to various federal, state and local laws and regulations. Corporate contributions are subject to extensive reporting rules which allow public access to political contribution activities. These laws and regulations also significantly restrict the types of donations that may be made by corporations.

        We, like many other companies, engage in the political process, and we do so in a lawful, considered manner. We support political candidates with policy interests that reflect the interests of the Company. Our clients, which are federal, state and local governments, need to understand the nature and benefits of our services, our role in their relative functions and how their processes and decisions affect our business. We employ internal policies and procedures to ensure we comply with applicable laws and regulations relating to political contributions and our trade associations activities. We also use these measures to provide proper oversight of our political activities by the Board.

        The Board does not believe any significant incremental shareholder value is created by the adoption of this proposal. There are always competing interests for the Company's funds, management time and other resources, and we work diligently to apply these resources in a manner intended to create shareholder value while complying with applicable laws. The Board does not believe it is necessary to expend the Company's resources to implement additional disclosures that are not otherwise required and deal with activities for which there is already adequate disclosure and for which the Company has internal policies and procedures.

        For these reasons, the Board of Directors unanimously recommends that you vote AGAINST this proposal.

Proposals, Nominations and Other Business For Next Annual Meeting

        Under Rule 14a-8(e) of the Securities Exchange Act of 1934, shareholder proposals intended for inclusion in the Company's 2010 Proxy Statement must be submitted in writing to the Company, addressed to the Corporate Secretary of the Company, 1700 West Loop South, Suite 1500, Houston, Texas 77027, and must be received by midnight Central time on January 8, 2010.

        Any holder of Common Stock of the Company desiring to nominate a person for election to the Board of Directors of the Company, or desiring to bring business before the 2010 annual meeting of shareholders in a form other than a shareholder proposal as discussed above must give written notice that is received by the Company, addressed to the Corporate Secretary of the Company, 1700 West Loop South, Suite 1500, Houston, Texas 77027, within the periods set forth in the provisions of the Company's amended and restated bylaws summarized below. Shareholder nominations of directors must be made pursuant to timely notice in writing to the Corporate Secretary of the Company. To be timely, a shareholder's notice must be delivered to, or mailed and received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than ninety days prior to the first anniversary of the date of the previous year's annual meeting of shareholders; provided, however, that if no annual meeting of shareholders was held in the previous year or if the date of the annual meeting is advanced by more than thirty days prior to, or delayed by more than sixty days after, such anniversary date, to be timely, a shareholder's notice must be delivered, or mailed and received, not later than the close of business on the tenth day following the date such meeting was first publicly disclosed. Any shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected); and (ii) as to the shareholder giving notice (a) the name and address, as they appear on the Company's books, of such shareholder and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

        With respect to business, other than the election of directors, the written notice must comply with the provisions of the Company's amended and restated bylaws summarized below.

        The Company's amended and restated bylaws provide that, for business to be properly brought before a shareholder meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 50 days prior to the meeting; provided, however, that in the event that less than 55 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice to the Corporate Secretary of the Company shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business.

  FORM 10-K

        The Company will furnish without charge copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 to interested shareholders on request. The 2008 Form 10-K is also available on the Company's website at http://www.cornellcompanies.com. If requested, we will also provide you copies of any exhibits to the 2008 Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request the 2008 Form 10-K and/or the exhibits to the 2008 Form 10-K by writing to the Corporate Secretary, Cornell Companies, Inc., 1700 West Loop South, Suite 1500, Houston, Texas 77027.

By Order of the Board of Directors
Cathryn L. Porter Senior Vice President, General Counsel and Corporate Secretary
Houston, Texas May 8, 2009

 APPENDIX A

CORNELL COMPANIES, INC.

2006 INCENTIVE PLAN

(As Amended and Restated Effective April 22, 2009)

SECTION 1.    Purpose.

        The purpose of the 2006 Incentive Plan is to promote the interests of Cornell Companies, Inc. and its stockholders by (i) attracting and retaining employees, directors, and consultants of the Company and its affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve longer- range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

SECTION 2.    Definitions.

        As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" means (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

        "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Stock Compensation, Other Stock-Based Award or Cash Incentive Award.

        "Award Agreement" means any agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

        "Board" means the Board of Directors of the Company.

        "Cash Incentive Award" means an award granted to a key executive Employee pursuant to Section 6(e).

        "Change of Control" shall have the meaning set forth in Section 8.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means (i) in the case of an Award granted to a Director, the Board, and (ii) in the case of any other Award granted under the Plan, the Compensation Committee of the Board or, if the Compensation Committee of the Board chooses to delegate it duties, a committee of at least two persons who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board to administer the Plan. Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

        "Company" means Cornell Companies, Inc., a Delaware corporation.

1

        "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate.

        "Covered Employee" means any key Employee who is or may become a "covered employee," as defined in Section 162(m) of the Code and the regulations or other guidance promulgated by the Internal Revenue Service under section 162(m) of the Code, or any successor statute.

        "Director" means a member of the Board.

        "Employee" means any employee of the Company or any Affiliate.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exercise Price" means the price determined under Section 6(a)(i).

        "Fair Market Value" of the Shares as of any particular date means,

         (a)  if the Shares are traded on a stock exchange,

            (i)  and if the Shares are traded on that date, the closing sale price of the Shares on that date; or

           (ii)  and if the Shares are not traded on that date, the closing sale price of the Shares on the last trading date immediately preceding that date;

as reported on the principal securities exchange on which the Shares are traded; or

         (b)  if the Shares are traded in the over-the-counter market,

            (i)  and if the Shares are traded on that date, the average between the high bid and low asked price on that date; or

           (ii)  and if the Shares are not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

as reported in such over-the-counter market; provided, however, that (x) if the Shares are not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a Share at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.

        "Full-Value Award" means an Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of Shares.

        "Grant Price" means the price established at the time of grant of a Stock Appreciation Right pursuant to Section 6(b)(i), used to determine whether there is any payment due upon exercise of the Stock Appreciation Right.

        "Incentive Stock Option" means an option granted under Section 6(a) that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        "Mature Shares" means Shares held by a Participant for a period of at least six months.

        "Non-Qualified Stock Option" means an option granted under Section 6(a) that is not intended to be an Incentive Stock Option.

        "NYSE" means the New York Stock Exchange.

        "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

2

        "Other Stock-Based Award" means an equity-based or equity-related award not otherwise described by the terms of this Plan, granted pursuant to Section 6(g).

        "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        "Participant" means any Employee, Director, or Consultant granted an Award under the Plan.

        "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

        "Performance Goals" are those goals determined by the Committee applicable to any performance-based award under the Plan which may be based on any one or combination of the following performance criteria: revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA"), funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, share price performance, improvements in the Company's attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Committee by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed, the Performance Goals will be determined by not accounting for a change in GAAP during a Performance Period. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. In interpreting Plan provisions applicable to Performance Goals and performance-based awards, it is intended that the Plan will conform with the standards of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied.

        "Performance Period" means the period of time during which the Performance Goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        "Performance Share" means any Share granted under Section 6(d).

        "Performance Unit" means an award granted to a Participant pursuant to Section 6(d), except no Shares are actually awarded to the Participant on the date of grant.

        "Permissible under Section 409A"means with respect to a particular action (such as, the grant, payment, vesting, settlement or deferral of an amount or award under the Plan) that such action shall not subject the compensation at issue to be subject to the additional tax or interest applicable under Section 409A.

        "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        "Plan" means this 2006 Incentive Plan, as amended from time to time.

3

        "Restricted Period" means a period of time beginning as of the date of grant of an award of Restricted Stock or Restricted Stock Unit and ending as of the date upon which the Shares subject to such a Restricted Stock Award are, or the Restricted Stock Unit Award is, no longer restricted or subject to forfeiture provisions.

        "Restricted Stock" means any Share, prior to the lapse of restrictions thereon, granted under Section 6(c).

        "Restricted Stock Unit" means an award granted to a Participant pursuant to Section 6(c) of a restricted stock unit credited to a Participant's ledger account maintained by the Company pursuant to Section 6(c).

        "Section 409A" means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

        "SEC" means the Securities and Exchange Commission or any successor thereto.

        "Separation from Service" means the termination of the Award recipient's employment or service relationship with the Company, the Board and all Affiliates as determined under Section 409A. "Separation from Service" means, in the case of an Incentive Stock Option, the termination of the Employee's employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an Incentive Stock Option in a transaction to which section 424(a) of the Code applies.

        "Shares" means the common shares of the Company, $0.001 par value.

        "Stock Appreciation Right" means any right granted under Section 6(b).

        "Stock Compensation" means any right granted under Section 6(f).

        "Subsidiary Corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        "Substantial Risk of Forfeiture" shall have the meaning ascribed to that term in Section 409A.

        "Ten Percent Stockholder" means an individual, who, at the time the applicable Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

SECTION 3.    Administration.

        The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

  •
  designate Participants;

  •
  determine the type or types of Awards to be granted to a Participant;

4

  •
  determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

  •
  determine the terms and conditions of any Award;

  •
  determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended;

  •
  determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, provided any such deferral shall be made in a manner that satisfies the requirements of Section 409A;

  •
  interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

  •
  establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

  •
  make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

        Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

        Notwithstanding anything herein to the contrary, without the prior approval of the Company's stockholders, Options and Stock Appreciation Rights issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Exercise Price or Grant Price of a previously granted Option or Stock Appreciation Right.

SECTION 4.    Shares Available for and Limitations of Awards.

        (a)    Shares Available.    Subject to the specified limitations and adjustment as provided in this Section 4, the maximum number of Shares with respect to Awards which may be granted as specified in Section 6 of the Plan, shall be equal to 2,265,000, all of which may be granted pursuant to Incentive Stock Options. These Shares will be in a "fungible pool" with (i) Shares subject to Full Value Awards that are granted under the Plan before June 18, 2009, counted against this limit as two (2) Shares for every one (1) Share granted, (ii) Shares subject to Full Value Awards that are granted under the Plan on or after June 18, 2009, counted against this limit as one and six tenths (1.6) Shares for every one (1) Share granted, and (iii) any Shares subject to any other type of Award to be counted against this limit as one (1) Share for every one (1) Share granted.

        The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

        Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission for Awards not involving Shares, shall be available again for grant under the Plan. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan,

5

regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares. Any Shares that again become available for grant pursuant to this Section 4(a) shall be added back to the "fungible pool" as (i) two (2) Shares if such Shares were subject to a Full Value Award that was granted under the Plan before June 18, 2009, (ii) one and six tenths (1.6) Shares if such Shares were subject to a Full Value Award that was granted under the Plan on or after June 18, 2009, and (iii) as one (1) Share if such Shares were subject to any other type of Award.

        (b)    Section 162(m) Requirements.    To the extent an Award to a Covered Employee is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum aggregate number of Shares subject to all Awards granted to such Covered Employee in a single year shall be 250,000, subject to adjustments as provided in this Section 4. To the extent an Cash Incentive Award to a key executive Employee who is a Covered Employee is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum amount that may be paid to such key executive Employee under Cash Incentive Awards granted to such individual during a calendar year is $2,000,000.00.

        (c)    Sources of Shares Deliverable Under Awards.    Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

        (d)    Adjustments.    In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the Grant Price or Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5.    Eligibility.

        Employees, Consultants, and Directors shall be eligible to be designated a Participant. Only those individuals who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan. The only persons who are eligible to receive Cash Incentive Awards under the Plan are key executive Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company.

SECTION 6.    Awards.

        (a)    Options.    The Committee shall have authority to award Options subject to the following terms and conditions and such additional terms and conditions as the Committee shall determine are not inconsistent with the provisions of the Plan.

          (i)    Exercise Price.    The purchase price per Share under an Option (the "Exercise Price") shall be determined by the Committee at the time each Option is granted; provided, however, that the Exercise Price per Share shall not be less than 100% of Fair Market Value on the date of grant and that if the Option is an Incentive Stock Option granted to a Ten Percent Stockholder, the

6

  Exercise Price must not be less than one hundred ten percent (110%) of the Fair Market Value of the Share on the date the Incentive Stock Option is granted. Subject to the limitations set forth in the preceding sentences of this Section 6(a)(i) the Committee shall determine the Exercise Price for each grant of an Option under the Plan.

          (ii)    Time and Method of Exercise.    Options shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, provided, however, that an Option shall not be exercisable after the earlier of (A) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years, or, in the case of a Ten Percent Stockholder, no Incentive Stock Option shall be exercisable later than the fifth (5th) anniversary of the date of its grant) or (B) the period of time specified in the applicable Award Agreement that follows the Participant's Separation from Service.

          (iii)    Payment of Option Exercise Price.    The payment of the Exercise Price of an Option granted under this Section 6 shall be subject to the following:

            (A)  The full Exercise Price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 6(a)(iii)(C), payment may be made as soon as practicable after the exercise).

            (B)  The Exercise Price shall be payable in cash or by tendering Mature Shares (by either actual delivery of Mature Shares or by attestation, with such Shares valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee.

            (C)  The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

          (iv)    Incentive Stock Options.    The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Only employees of the Company or a Parent Corporation or Subsidiary Corporation are eligible to receive options that qualify as "incentive stock options" under Section 422 of the Code.

          (v)    Transferability—Incentive Stock Options.    Notwithstanding anything in the Plan or an Award Agreement to the contrary, no Incentive Stock Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Incentive Stock Options granted to a qualifying Employee under this Section 6(a) shall be exercisable during his or her lifetime only by such Employee.

          (vi)    Notification of Disqualifying Disposition.    If any Employee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Employee shall notify the Company of such disposition within ten (10) days thereof.

7

            (vii)    $100,000 Limitation on Incentive Stock Options.    To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options first become exercisable by a holder of Options in any calendar year exceeds $100,000, taking into account both Shares subject to Incentive Stock Options under the Plan and Shares subject to Incentive Stock Options under all other plans of the Company, such Options shall be treated as Non-Qualified Stock Options. For this purpose, the "Fair Market Value" of the Shares subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        (b)    Stock Appreciation Rights.    The Committee shall have authority to award Stock Appreciation Rights which shall consist of a right to receive the excess of the Fair Market Value of Shares over the Grant Price of such Shares. Subject to the following conditions, a Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. A Stock Appreciation Right granted in addition to another Award may be granted either at the same time as such other Award or at a later time.

            (i)    Grant Price.    The Grant Price of a Stock Appreciation Right shall be determined by the Committee; provided, however, that the Grant Price shall not be less than 100% of the Fair Market Value of the Shares on the date of grant.

            (ii)    Other Terms and Conditions.    The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary date of its grant.

        (c)    Restricted Stock and Restricted Stock Units.    The Committee shall have authority to award Restricted Stock and Restricted Stock Units subject to such conditions, restrictions and contingencies as the Committee shall determine, including but not limited to the following terms and conditions.

            (i)    Dividends.    Unless otherwise determined by the Committee, Restricted Stock awards shall provide for the payment of dividends during the Restricted Period. Dividends paid on Restricted Stock may be paid directly to the Participant or may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee, all as determined by the Committee in its discretion.

            (ii)    Registration.    Any Restricted Stock may be evidenced in such manner, as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

            (iii)    Transfer Restrictions.    During the applicable Restricted Period, Restricted Stock and/or Restricted Stock Units will be subject to the limitations on transfer as provided in Section 6(h)(iii).

            (iv)    Performance Based.    The Committee may, subject to the terms of the Plan, establish at the time a Restricted Stock or Restricted Stock Unit Award is granted the Performance

8

    Period, the Performance Goals pursuant to which the restrictions on the Restricted Stock or Restricted Stock Unit Award will lapse and establish the schedule or schedules setting forth the portion of the Restricted Stock or Restricted Stock Unit Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. During any Performance Period, the Committee shall have authority to adjust the Performance Goals in such manner as the Committee, in its sole discretion, deems appropriate with respect to such Performance Period. Provided, however, to the extent such adjustment affects Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

            (v)    Voting Rights.    Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Restricted Period. A Participant shall have no voting rights or any other rights as a stockholder of the Company with respect to any Restricted Stock Units granted hereunder.

        (d)    Performance Shares and Performance Units.    The Committee shall have authority to grant Performance Shares and Performance Units and shall confer on the holder thereof compensation rights based upon the achievement of Performance Goals.

            (i)    Terms and Conditions.    Subject to the terms of the Plan, the Committee shall establish at the time a Performance Share or Performance Unit is granted the Performance Period (which shall not be less than one year), the Performance Goals pursuant to which a Participant may earn and be entitled to a payment under such Performance Share or Performance Unit and establish the schedule or schedules setting forth the portion of the Performance Share or Performance Unit which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. During any Performance Period, the Committee shall have authority to adjust the Performance Goals in such manner as the Committee, in its sole discretion, deems appropriate with respect to such Performance Period. Provided, however, to the extent such adjustment affects Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

            (ii)    Payment of Awards.    Performance Share and Performance Unit compensation payments may be paid in a lump sum, in cash, Shares or in any combination thereof. A payment under a Performance Share and Performance Unit shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement for a Performance Unit Award shall specify that the payment will be made (A) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Share or Performance Unit is no longer subject to a Substantial Risk of Forfeiture or (B) at a time that is Permissible under Section 409A.

        (e)    Cash Incentive Awards.

            (i)    Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash Incentive Awards under the Plan to key executive Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company in such amounts and upon such terms as the Committee shall determine. Subject to the following provisions in this Section 6(e) the amount of any Cash Incentive Awards shall be based on the attainment of such Performance Goals as the Committee may determine and the term, conditions and limitations applicable to any Cash Incentive Awards made pursuant to the Plan shall be determined by the Committee.

9

            (ii)    The performance goals upon which the payment or vesting of an Cash Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation must meet the requirements of a Performance Goal set forth in Section 2 of the Plan.

            (iii)    Each Cash Incentive Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

            (iv)    Payment under an Cash Incentive Award shall be made in cash.

            (v)    A payment under an Cash Incentive Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Cash Incentive Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

            (vi)    With respect to a Covered Employee, a Performance Goal for a particular Cash Incentive Award or other Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

            (vii)    Neither the Committee nor the Board may increase the amount of compensation payable under an Cash Incentive Award or other Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code. If the time at which a Cash Incentive Award or other Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code will vest or be paid is accelerated for any reason, the amount payable under the Cash Incentive Award or other Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

            (viii)    No payments of cash will be made to a Covered Employee pursuant to this Section 6(e) unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

        (f)    Stock Compensation.    The Committee shall have authority to make an Award in lieu of all or a portion of the cash compensation payable under any compensation program of the Company. The number and type of Shares to be distributed, as well as the terms and conditions of any such Awards, shall be determined by the Committee.

        (g)    Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

            (i)    Value of Other Stock-Based Awards.    Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish Performance Goals in its discretion. If the Committee exercises its

10

    discretion to establish Performance Goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

            (ii)    Payment of Other Stock-Based Awards.    Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

        (h)    General.

            (i)    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. In the case of a Stock Appreciation Right granted in tandem with an Option, the Stock Appreciation Right terminates at the same time as the related Option.

            (ii)    Forms of Payment by Company Under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

            (iii)    Limits on Transfer of Awards.

              (A)  Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as determined by the Committee.

              (B)  Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

            (iv)    Duration of Options.    Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Non-Qualified Stock Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

            (v)    Term of Stock Appreciation Rights.    The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee, in its sole discretion, provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary date of its grant.

            (vi)    Share Certificates.    All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend

11

    or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (vii)    Consideration for Grants.    Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

            (viii)    Delivery of Mature Shares or other Securities and Payment by Participant of Consideration.    No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid and all applicable tax withholding is received by the Company pursuant to the Plan or the applicable Award Agreement. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Mature Shares, other securities, other Awards or other property, or any combination thereof; provided, however, that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

SECTION 7.    Amendment and Termination.

        Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

        (a)    Amendments to the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

            (i)    increase the total number of Shares available for Awards under the Plan, except as provided in Section 4(d);

            (ii)    permit Awards encompassing rights to purchase Shares to be granted with per Share grant, exercise or purchase prices of less than the Fair Market Value of a Share on the date of grant thereof, except as otherwise permitted under Section 6;

            (iii)    permit a change in the class of individuals eligible to receive Awards; or

            (iv)    materially increase the benefits accruing to Participants under the Plan.

Additionally, no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; including, but not limited to, the Exchange Act, the Code, and, if applicable, the New York Stock Exchange Listed Company Manual/the Nasdaq issuer rules.

        (b)    Amendments to Awards.    The Committee may amend any Award theretofore granted, provided no change in any Award shall reduce the benefit to Participant without the consent of such Participant. Notwithstanding the foregoing, the Committee is not authorized to reprice or cancel and reissue Options.

        (c)    Adjustment of Awards.    The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(d)) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are

12

appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, provided, however, that no Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code shall be adjusted in an manner that is not allowed by Section 162(m) of the Code.

SECTION 8.    Change of Control.

        (a)    Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control and as of the date such Change of Control is determined to have occurred:

            (i)    Any Options and Stock Appreciation Rights outstanding as of the date of the Change of Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

            (ii)    The restrictions applicable to any Restricted Stock as of the date of the Change of Control which is not performance based shall lapse and such Restricted Stock shall become free of all restrictions and become fully vested and transferable.

            (iii)    Except as otherwise set forth in a Participant's Award Agreement, as of the date of the Change of Control, the restrictions applicable to any Performance Share and any performance-based Restricted Stock granted pursuant to Section 6(c)(iv) or Section 6(d) shall become free of all restrictions and become fully vested and transferable.

            (iv)    Except as otherwise set forth in a Participant's Award Agreement, on the date of the Change of Control any Cash Incentive Award outstanding under the Plan will vest on that date as if the target/expect level of performance required for vesting of the award was accomplished for the performance period and the amount payable under such award shall be paid on the date of the Change of Control if Permissible under Section 409A and if not permissible then on the payment date set forth in the Participant's Award Agreement.

            (v)    Except as otherwise set forth in a Participant's Award Agreement, on the date of the Change of Control any Restricted Stock Unit and Performance Unit Award outstanding under the Plan will vest on that date and the amount payable under such award shall be paid on the date of the Change of Control if Permissible under Section 409A and if not permissible then on the payment date set forth in the Participant's Award Agreement.

        (b)    In addition to the Committee's authority conferred by the Plan, in order to maintain the Participants' rights in the event of any Change of Control, the Board, as constituted before such Change of Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change of Control; or (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change of Control. The Board may, in its discretion, include such further provisions and limitations in any Award Agreement, as it may deem equitable and in the best interests of the Company.

        (c)    A "Change of Control" shall be deemed to occur if:

            (i)    any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common

13

    Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section (c); or

            (ii)    individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

            (iii)    consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            (iv)    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

14

SECTION 9.    General Provisions.

        (a)    No Rights to Awards.    No Employee, Director, Consultant, Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

        (b)    Delegation.    Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor Section thereto, or who are otherwise not subject to such Section. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

        (c)    Tax Withholding.    The Company or any Affiliate is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

        (d)   No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements (subject to stockholder approval of such other arrangement, if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

        (e)   No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or service on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or the Board may dismiss a Participant from service on the Board, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

        (f)    Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable Federal law.

        (g)   Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

        (h)   Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

15

        (i)    Section 409A. Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. The Plan and each Award Agreement under the Plan that is intended to comply the requirements of Section 409A shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a holder of such award to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the holder of such Award. The exercisability of an Option or a Stock Appreciation Right shall not be extended to the extent that such extension would subject the holder of the Award to additional taxes under Section 409A.

        (j)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (k)   No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

        (l)    Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (m)  Employees Based Outside of the United States. Without limiting in any way the generality of the Committee's powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company operates or has Employees, the Committee, in its sole discretion, shall have the power and authority, notwithstanding any provision of the Plan to the contrary, to:

            (i)  determine which Affiliates shall be covered by the Plan;

           (ii)  determine which Employees outside the United States are eligible to participate in the Plan;

          (iii)  modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

          (iv)  establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable, any subplans and modifications to Plan terms and procedures established under this Section 9(m) by the Committee shall be attached to this Plan document as appendices; and

           (v)  take any action, before or after an Award is made that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder and no Awards shall be granted that would violate the Exchange Act, the Code, any securities law, or governing statute or any applicable law.

16

SECTION 10.    Effective Date of the Plan.

        The Plan shall be effective as of the date of its approval by the Board, subject to its approval by the stockholders of the Company.

SECTION 11.    Term of the Plan.

        No Award shall be granted under the Plan on or after the tenth anniversary of the date of approval of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

17

 APPENDIX B

CORNELL COMPANIES, INC.
AMENDED AND RESTATED 2000 DIRECTOR STOCK PLAN

1.     PURPOSE

        This Cornell Companies, Inc. 2000 Director Stock Plan (the "Plan") is hereby established by Cornell Companies, Inc. (the "Company"). The purpose of the Plan is to enable the Company to pay all or part of the compensation of its directors in shares of the Company's common stock, par value $.001 per share ("Stock"). The Plan permits directors to elect to take all or part of their cash compensation in the form of Stock.

2.     ELIGIBILITY

        Each non-employee member of the Board of Directors of the Company (the "Board") or any of its subsidiaries (a "Director") shall be eligible for participation in the Plan.

3.     ADMINISTRATION

        The Compensation Committee of the Board, or its successor (the "Committee"), shall have full power and authority to construe, interpret and administer the Plan. Decisions of the Committee shall be final, conclusive and binding on all parties.

4.     ELECTIVE GRANTS

        Each Director may elect to have any part or all of the fees payable to such Director for services as a Director of the Company or its subsidiaries paid in the form of Stock. Such election shall be made in accordance with Section 5 hereof. Stock issued in lieu of director fees shall be issued as soon as reasonably practicable following the end of each calendar quarter, and the number of shares will be based on a valuation equal to the average of the closing sales prices for the Stock as published in The Wall Street Journal report of the New York Stock Exchange, Inc.—Composite Transactions (or as published in The Wall Street Journal with respect to such other exchange on which the Stock may, at the time, be listed) for the last trading day of each month in such calendar quarter, provided that any fractional share shall be rounded up to the next whole share. If the Stock is not admitted to trading on any date for which the closing sales price is to be determined but the Stock is quoted on the Nasdaq National Market, then reference shall be made to the average of the closing sales prices for the Stock as published in The Wall Street Journal report of the Nasdaq National Market for the last trading day of each month in such calendar quarter, provided that any fractional share shall be rounded up to the next whole share. If the Stock is not so admitted to trading or is not so quoted on any date for which the closing sales price is to be determined, then reference shall be made to the fair market value of the Stock on that date, as determined by the Board in its sole discretion. All Stock issued pursuant to this Plan shall be subject to the vesting restrictions set forth in Section 6 hereof.

5.     ELECTIONS

        All elections made pursuant to Section 4 hereof shall (a) be made in writing and delivered to the Secretary of the Company, (b) specify the portion of the fees to be paid in Stock, and (c) be irrevocable until the next annual election. All elections made pursuant to Section 4 hereof shall be made annually, prior to January 1 of the year in which the fees for services as a Director are to be earned or, in the case of an individual who becomes a Director during a calendar year, on or prior to the date of his or her election as a Director.

1

6.     VESTING

        (a) This Plan is subject to approval by the stockholders of the Company. All shares of Stock issued pursuant to this Plan prior to approval of the Plan by the Company's stockholders shall be restricted and shall not vest until the later of (i) such time as the Plan is approved by the Company's stockholders and (ii) six months after the date on which the fees related to such Stock were earned. All shares of Stock issued after approval of the Plan by the Company's stockholders shall be restricted and shall vest six months after the date on which the fees related to such Stock were earned.

        (b) Notwithstanding the provisions of Section 6(a) above, in the event of a Change of Control of the Company, all restrictions with respect to the shares of Stock issued pursuant to this Plan shall lapse. For purposes of this Plan, a Change of Control shall be deemed to occur at such time as (i) the Company merges with or into, consolidates with, or sells or otherwise transfers all or substantially all of its assets to another entity or (ii) a single person or entity and/or group of entities acting in concert acquires all or substantially all of the Company's outstanding Stock.

7.     RIGHTS AS A STOCKHOLDER

        A Director shall not be deemed for any purpose to be, or have any rights as, a stockholder of the Company with respect to any Stock issued under this Plan until such Director shall have become the holder of record of such Stock.

8.     CONTINUATION OF DIRECTORS IN SAME STATUS

        Nothing in this Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that a Director will have any right to continue as a Director or in any other capacity for any period of time or receive a particular fee or other compensation for services as a Director or otherwise.

9.     SHARES SUBJECT TO THE PLAN

        (a) Subject to adjustment as provided in Section 9(b) hereof, the aggregate number of shares of Stock which may be issued under the Plan shall not exceed 260,000 shares. Shares of Stock to be issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued shares of Stock or from issued shares of Stock reacquired by the Company and held in treasury.

        (b) The Committee may make or provide for such adjustments in the maximum number of shares of Stock specified in Section 9(a) hereof or such other adjustments as the Committee in its sole discretion may determine are appropriate to recognize the effect that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation or any other corporate transaction or event having an effect similar to any of the foregoing.

10.   AMENDMENTS AND DISCONTINUANCES

        The Board of Directors may from time to time amend the Plan; provided, however, that no amendment may without stockholder approval (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of shares of Stock which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan, and further provided, that the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

2

11.   COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS

        No certificate for shares of Stock distributable pursuant to the Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements, including, without limitation, compliance with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of the exchanges on which the Stock may, at the time, be listed.

12.   TERM OF THE PLAN

        The Plan became effective on February 25, 2000. This Plan shall remain in effect until terminated by action of the Board or the stockholders of the Company.

13.   RULE 16b-3 COMPLIANCE

        It is the intention of the Company that all transactions under the Plan be exempt from liability imposed by Section 16(b) of the Securities Exchange Act of 1934, as amended. Therefore, if any transaction under this Plan is found not to be in compliance with an exemption from such Section 16(b), then the provision of the Plan governing such transaction shall be deemed amended so that the transaction does comply and is so exempt, to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of meeting the requirements of an exemption.

3

PROXY CARD

CORNELL COMPANIES, INC.

PROXY SOLICITED BY

THE BOARD OF DIRECTORS OF CORNELL COMPANIES, INC.

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2009

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Cornell Companies, Inc. (the “Company”), dated May 8, 2009, in connection with the Company’s Annual Meeting of Shareholders to be held at the offices of the Company located at 1700 West Loop South, Suite 1500, Houston, Texas 77027, at 9:00 a.m., Central Time, on Thursday, June 18, 2009, and does hereby appoint James E. Hyman, John R. Nieser and Cathryn L. Porter, and each of them (with full power to act alone), proxies of the undersigned with all the powers the undersigned would possess if personally present and with full power of substitution in each of them, to appear and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Shareholders, and at any adjournments or postponements thereof.

The shares represented hereby will be voted as directed herein.  IN EACH CASE, IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED “FOR” ITEMS 1, 2, 3 AND 4 AND “AGAINST” ITEM 5.  AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, SAID PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. THIS PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO THE VOTING THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as the name appears on this card.  Joint owners should each sign.  Please give full title when signing as executor, administrator, trustee, attorney, guardian for a minor, etc.  Signatures for corporations and partnerships should be in the corporate or firm name by a duly authorized person.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

The Company’s Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4 and AGAINST proposal 5

1.

Election of Directors (or if any nominee is not available for election, such substitute as the Company’s Board of Directors may designate) for a one-year term ending at the Annual Meeting of Shareholders in 2010 and until their successors are duly elected and qualified or their earlier resignation or removal.

NOMINEES: Max Batzer, Anthony R. Chase, Richard Crane, Zachary R. George, Todd Goodwin, James E. Hyman, Andrew R. Jones, Alfred J. Moran, Jr. and D. Stephen Slack.

(INSTRUCTION: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee in the space provided below.)

☐	FOR all nominees listed above	☐	WITHHOLD AUTHORITY to vote for all nominees listed above

☐	FOR all nominees listed above, except as indicated below

•

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approval of the amendments to the Company’s 2006 Equity Incentive Plan and reapproval of performance goals that may apply to awards under the plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Approval of the amendments to the Company’s 2000 Director Stock Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Approval of a shareholder proposal that the Company provide semi-annual reports to shareholders regarding the Company’s political contributions and trade association dues.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting.

Mark box at right if you plan to attend the Annual Meeting     ☐

Mark box at right if an address change or comment has been noted on the reverse side of the card     ☐

Please be sure to sign and date this Proxy.

Date:	, 2009

Print Name

Signature

Signature (if joint)

QuickLinks

SECURITY OWNERSHIP
PROPOSAL NO. 1 ELECTION OF DIRECTORS
The Board of Directors unanimously recommends voting "For" all of the nominees.
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
Potential Payments Upon Termination or Change In Control
James E. Hyman
John R. Nieser
Patrick N. Perrin
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL NO. 3 APPROVAL OF AMENDMENTS TO 2006 EQUITY INCENTIVE PLAN AND REAPPROVAL OF PERFORMANCE GOALS THAT MAY APPLY TO AWARDS UNDER PLAN
PROPOSAL NO. 4 APPROVAL OF AMENDMENTS TO 2000 DIRECTOR STOCK PLAN
PROPOSAL NO. 5 SHAREHOLDER PROPOSAL PROVIDE SEMI-ANNUAL REPORTS TO SHAREHOLDERS REGARDING THE COMPANY'S POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATION DUES
Corporate Political Contributions and Trade Association Dues Cornell Companies—2009
Supporting Statements
  APPENDIX A
CORNELL COMPANIES, INC. 2006 INCENTIVE PLAN (As Amended and Restated Effective April 22, 2009)
  APPENDIX B
CORNELL COMPANIES, INC. AMENDED AND RESTATED 2000 DIRECTOR STOCK PLAN